As filed with the U.S. Securities and Exchange Commission on March 21, 2022

1933 Act File No. 333-259184

1940 Act File No. 811-23687

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

(Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 2	☒
Post-Effective Amendment No.	☐
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 2	☒

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

(Exact name of Registrant as Specified in Charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of Principal Executive Offices)

(Registrant’s Telephone Number, including Area Code): (787) 250-3600

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Jesse C. Kean Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Alexandre-Cyril Manz UBS Financial Services Inc. American International Plaza Building - Tenth Floor 250 Muñoz Rivera Avenue San Juan, Puerto Rico 00918

It is proposed that this filing will become effective (check appropriate box)
☐	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of beneficial interest, par value $0.01 per share.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated March 21, 2022

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

PROSPECTUS

March [ ], 2022

Class A Shares: PRAJX

Class P Shares: PRAKX

The U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund”) is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” in this Prospectus). Only Puerto Rico Residents will receive the tax benefits of an investment in the Fund. The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended that are treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Fund Summary

Investment Objective

The investment objective of U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund”) is current income, consistent with the preservation of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. Information about sales charge and other discounts is available from your financial intermediary and in “Managing Your Fund Account” on page 21 of this prospectus.

Shareholder Transaction Expenses (fees paid directly from your investment in the Fund)	Class A	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Redemption Fee(1)	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class P
Management Fees(2)	1.07%	1.07%
Distribution and Service Fees	0.25%	0%
Other Expenses(3)	1.15%	1.15%
Administration Fees	0.21%	0.21%
Interest	0.44%	0.44%
Other Expenses(3)	0.50%	0.50%
Total Annual Fund Operating Expenses	2.47%	2.22%
Less Fee Waivers and/or Expense Reimbursements(3)	0.36	0.36

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(3)	2.11%	1.86%

(1)

Class A redemption fees apply to redemptions and exchanges, including exchanges of shares between affiliated investment companies, made within 60 days of purchase and are based on the net asset value at the time of redemption. See “Managing Your Fund Account.”

(2)

Pursuant to an Investment Advisory Agreement between the Fund and UBS Asset Managers of Puerto Rico (the “Investment Adviser”), the Fund’s investment adviser, the Fund pays the Investment Adviser a fee at the annual rate of 0.75% of the Fund’s average daily gross assets, including assets purchased with the proceeds of leverage. The Management Fee in the table is greater than 0.75% since it is computed as a percentage of the Fund’s net assets for presentation therein.

(3)

UBS Trust Company of Puerto Rico, the Fund’s administrator (the “Administrator”) and the Fund have entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”), whereby the Administrator will pay the Fund’s Other Expenses in order to ensure that Net Total Operating Expenses (excluding distribution and service (12b-1) fees, taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) after Fee Waivers and/or Expense Reimbursements do not exceed 1.00% of average daily gross assets per annum with respect to Class A Shares and 1.00% of average daily gross assets per annum with respect to Class P Shares. The Fund may have to repay some of these waivers and/or reimbursements during the following three years. Any such repayment period is limited to three years from the date of the waiver/reimbursement. Any repayment by the Fund to the Administrator will not cause the Fund’s expenses to exceed (i) the expense limitation at the time the fees are waived and (ii) the expense limitation in effect at the time of such reimbursement. The Expense Limitation Agreement is effective through June 30, 2023 and may be terminated upon 30 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remains the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years*	5 years*	10 years*
Class A	$214	$735	$1,283	$2,779

Class P	$189	$660	$1,157	$2,526

You would pay the following expenses if you did not redeem your Shares:

	1 year	3 years*	5 years*	10 years*
Class A	$214	$735	$1,283	$2,779
Class P	$189	$660	$1,157	$2,526

*

The Expense Example amounts assume that the Expense Limitation Agreement remains in effect only through June 30, 2023. Thus, the 3 years, 5 years and 10 years examples reflect expense limitation and reimbursement only for the first year.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.18% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, up to 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in U.S. municipal securities (the “US Portion”). The Fund’s US Portion may include investments in Build America Bonds (“BABs”) and taxable municipal securities (i.e., municipal securities that are generally taxable to non-Puerto Rico residents). No more that 5% of the assets of the US Portion will be invested in the securities of a single issuer. The Investment Adviser has engaged Nuveen Asset Management, LLC (the “Subadviser”) as sub-adviser to manage the US Portion.

The Fund is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” below). Only Puerto Rico Residents will receive the tax benefits of an investment in the Fund. The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that are treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “U.S. Code”).

Under normal circumstances, at least 95% of the Fund’s total assets will be invested in securities which, at the time of purchase, are (i) rated investment grade by a nationally recognized statistical rating organization, or (ii) if unrated, determined by the Investment Adviser or Subadviser (with respect to the US Portion) to be of comparable credit quality.

Under normal circumstances, the Fund will invest at least 20% of its total assets in taxable securities issued by Puerto Rico issuers, including mortgage-backed securities, including collateralized mortgage obligations (“CMOs”), and asset-backed securities, bank deposits, corporate obligations, commercial paper, preferred stock and securities issued by the Commonwealth of Puerto Rico and its political subdivisions and instrumentalities (the “Taxable PR Securities Portion”). The Taxable PR Securities Portion will be comprised of securities issued by a limited number of eligible issuers in one or more sectors, none of which, currently, are municipal issuers. The assets managed by the Investment Adviser in excess of the Taxable PR Securities Portion may include tax-exempt securities issued by Puerto Rico issuers and other fixed income securities. The Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the opinion of the Investment Adviser, be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment policies.

A “Puerto Rico issuer” is any issuer that satisfies one or more of the following criteria: (i) the issuer was organized under the laws of Puerto Rico or maintains its principal place of business in Puerto Rico; (ii) the securities of such issuer are traded principally in Puerto Rico; or (iii) an issuer that, during its most recent fiscal year, derived at least 20% of its revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that has at least 20% of its assets in Puerto Rico.

The Fund may also invest in derivatives, including financial futures contracts, swap contracts, options on financial futures and options on swap contracts.

To take advantage of opportunities to invest, the Fund may borrow money from banks (leverage) in an amount up to one-third of its total assets, which include assets purchased with borrowed money.

The majority of the bonds are longer-term fixed rate bonds (with maturities of between 15 and 35 years). The Fund’s use of leverage will extend the effective duration of the portfolio. Leverage will consist of short-term collateralized repurchase agreements and bank loans. To manage the duration of the portfolio, the Investment Adviser and Subadviser may from time to time hedge the duration of the portfolio with futures contracts on U.S. Treasury notes.

The Fund’s investment strategy may be changed with 60 days’ prior notice to shareholders.

Principal Risks

The following is a summary discussion of the principal risks of investing in the Fund. Risk is inherent in all investing. There can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Shares is designed primarily, and is suitable only, for long-term investors, and is not suitable for all investors. You may lose money by investing in the Fund.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Fund invests in investment securities, the Fund’s net asset value may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Fund and you may lose money.

Coronavirus and Public Health Emergencies. As of the date of this prospectus, there is an outbreak of a novel and highly contagious form of coronavirus (COVID-19) that has resulted in numerous disruptions in financial markets leaving general concern and uncertainty. As COVID-19 continues to spread and mutate, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

Puerto Rico Concentration Risk. At least 20% of the Fund’s total assets are expected to be invested in securities of Puerto Rico issuers. As a result, the Fund’s net asset value and cash flow may fluctuate due to market conditions affecting these securities. Any future developments in this respect could result in additional interruptions in cash flow on debt payments, which may result in more price volatility in such securities. There can be no assurance that any additional defaults by the Commonwealth and other Commonwealth instrumentalities will not have an additional adverse impact on the Fund’s net investment income.

Credit Risk. Credit risk is the risk that fixed income securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition.

Counterparty Risk. The Fund may engage in financial transactions directly with other counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund.

Fixed Income Securities Generally. The yield on fixed income securities such as those in which the Fund may invest depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, and the maturity, credit quality and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. Such changes in the Fund’s net asset value, in particular, also might affect the price of the Shares.

Interest Rate Risk. The value of fixed income securities, such as those in which Fund may invest, generally fall when interest rates rise and rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, and that as a result, the value of the Fund’s investments will fall. Prices of intermediate and long-term fixed income securities generally change more in response to interest rate changes than prices of shorter term fixed income securities. To the extent the Fund invests primarily in intermediate and long-term fixed income securities, the net asset value of the Shares will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter term fixed income securities.

Extension Risk. Extension risk is the risk that during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security.

Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities.

Municipal Securities Risk. Municipal securities are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax. Under normal circumstances, up to 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in U.S. municipal securities, which may include investments in BABs and taxable municipal securities (i.e., municipal securities that are generally taxable to non-Puerto Rico residents). From time to time, proposals to restrict or eliminate the federal income tax exemption from interest on municipal securities are introduced before Congress. Proposals also may be introduced before state legislatures. If such proposals were enacted, the availability of municipal securities and their value would be affected.

The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on the Investment Adviser’s and Subadviser’s analytical abilities. The secondary market for municipal securities, particularly the below investment grade municipal securities in which the Fund may invest, also tends to be less developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

BABs Risk. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, BABs may experience less liquidity than other types of municipal securities. The number of BABs available in the market is limited and there can be no assurance that BABs will be actively traded. Reduced liquidity may negatively affect the value of the BABs.

Because issuers of direct-pay BABs held in the Fund’s portfolio receive reimbursement from the U.S. Treasury with respect to interest payment on bonds, there is a risk that those municipal issuers will not receive timely payment from the U.S. Treasury and may remain obligated to pay the full interest due on direct pay BABs held by the Fund. Furthermore, it is possible that a municipal issuer may fail to comply with the requirements to receive the direct-pay subsidy or that a future Congress may terminate the subsidy altogether.

Certain aspects of the BABs program may be subject to additional Federal or state level guidance or subsequent legislation. For example, the U.S. Internal Revenue Service (“IRS”) or U.S. Treasury could impose restrictions or limitations on the payments received. Aspects of the BABs program for which the IRS and the U.S. Treasury have solicited public comment include, but have not been limited to, methods for making direct payments to issuers, the tax procedural framework for such payments, and compliance safeguards. It is not known what additional procedures will be implemented with respect to direct-pay BABs, if any, nor is it known what effect such possible procedures would have on the BABs market.

The Fund may invest significantly in BABs and, if it does, the Fund’s net asset value may be more volatile than the value of a more broadly diversified portfolio and may fluctuate substantially over short periods of time. Because BABs do not include certain industries or types of municipal bonds (i.e., tobacco bonds or private activity bonds), there may be less diversification than with a broader pool of municipal securities.

Derivatives Risk. The Fund may invest in certain derivatives, including futures contracts, options and swaps. Derivatives, because of their increased volatility and potential leveraging effect, may adversely affect the Fund. For example, investments in derivatives linked to an equities or commodities index may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss. If the Fund invests in derivative instruments, it could lose more than the principal amount invested. For example, investments in options and futures involve the risk of imperfect correlation between movements in the price of such options and futures and movements in the price of the underlying securities or interest rates. Municipal derivatives may also be subject to the same risks as municipal obligations generally, as well as risks of adverse tax determinations.

The Securities and Exchange Commission has adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 has been adopted but will be implemented no earlier than July 2022 (the “Compliance Date”). On and after the Compliance Date, Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by the funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the proposed limits would result in a statutory violation and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations.

CMO Risk. CMOs exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Asset-Backed Securities Risk. Asset-backed securities present risks similar to those of mortgage-backed securities. However, in the case of many asset-backed securities, the prepayment rates on the underlying assets have historically been less influenced by market interest rate fluctuations and therefore, have been more stable. The frequent absence of a government guarantee creates greater exposure to the credit risk on the underlying obligations and depending on the structure, the credit risk of the sponsor of such obligations.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Repurchase Agreements Risk. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement.

Leverage Risk. The Fund borrows money from banks to buy securities and pledge its assets in connection with the borrowing. If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund. Use of leverage also tends to magnify the volatility of the Fund’s returns. The greater the use of leverage by the Fund, the greater the risk of the volatility of the Fund’s returns. In addition, because the fees received by the Investment Adviser and Subadviser are based on the average daily gross assets (including any assets attributable to borrowings), the Investment Adviser and the Subadviser have a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between the Investment Adviser and the Subadviser on the one hand, and the shareholders on the other hand.

Non-Diversification Risk. As a non-diversified fund, the Fund may invest a relatively high percentage of its assets in a small number of issuers. As a result, the value of the shares is, therefore, more susceptible to losses related to any single economic, political or regulatory occurrence than the value of shares of a more widely diversified fund.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity.

Performance Information

The information below shows you how the performance of the Fund has varied year by year and provides some indication of the risks of investing in the Fund. Class P Shares have not commenced operations as of the date of this prospectus. As a result, the chart and the table give you a picture of the long-term performance for Class A Shares of the Fund. The performance of Class P Shares would be substantially similar to Class A Shares because Class P Shares and Class A Shares are invested in the same portfolio of securities and performance would differ only to the extent that Class P Shares and Class A Shares have different expenses. The actual returns of Class P Shares would have been higher than those of Class A Shares because Class P Shares have lower expenses than Class A Shares. The table compares the Fund’s performance to that of the Bloomberg Taxable Municipal Long Bond Index (the “Benchmark Index”). To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. The table includes all applicable fees. If the Investment Adviser and the Administrator had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance can be obtained by visiting [www.ubs.com/prfunds] or can be obtained by phone at 1-787-250-3600.

The Fund’s financial performance included in this Prospectus includes the Fund’s performance from a period when the Fund was not subject to the restrictions of a United States registered investment company that is subject to the requirements of the 1940 Act.

The Benchmark Index is a rules-based, market-value-weighted index engineered for the long-term taxable municipal bond market. Bonds in in the index have effective maturities of 10+ years. Index returns assume reinvestments of distributions, but do not reflect any applicable sales charges or managements fees.

CLASS A SHARES

ANNUAL TOTAL RETURNS

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS, INC.

During the period shown in the bar chart, the highest return for a quarter was 8.82% (quarter ended March 31, 2014) and the lowest return for a quarter was -5.92% (quarter ended June 30, 2015).

For the periods ended 12/31/21 Average Annual Total Returns	1 Year	5 Years	Life of the Fund[1]
U.S. Monthly Income Fund for Puerto Rico Residents, Inc.
Return Before Taxes	1.44%	7.48%	6.43%
Return After Taxes on Distributions	-0.17%	5.72%	4.52%
Return After Taxes on Distributions and Sales of Shares	0.84%	5.01%	4.09%
Bloomberg Taxable Municipal Long Bond Index	1.67%	7.12%	5.19%
[1] The Class A inception date is January 29, 2013.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser and Subadviser

The Fund’s investment adviser is UBS Asset Managers of Puerto Rico (as previously defined, the “Investment Adviser”), a division of UBS Trust Company of Puerto Rico. The Investment Adviser has engaged Nuveen Asset Management, LLC (as previously defined, the “Subadviser”) as sub-adviser to manage the US Portion. The Investment Adviser and the Subadviser are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

UBS Asset Managers of Puerto Rico

Portfolio Managers

Name	Managed the Fund Since	Title
Leslie Highley, Jr.	2013	Managing Director of UBS Trust Company of Puerto Rico
Javier Rodriguez	2013	Director of UBS Asset Managers of Puerto Rico

Nuveen Asset Management, LLC

Portfolio Manager

Name	Managed the Fund Since	Title
Daniel J. Close, CFA	2013	Portfolio Manager
Kristen M. DeJong, CFA	2021	Portfolio Manager

Purchase and Sale of Fund Shares

To purchase or sell Shares you should contact your financial intermediary. You may purchase or redeem Shares each day on which the New York Stock Exchange (the “NYSE”) is open for trading and the Federal Reserve Bank of New York and banks in San Juan Puerto Rico are open for business.

The offering of Class A shares has not commenced as of the date of this prospectus.

The Fund’s initial and subsequent investment minimums are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A Shares	Class P Shares
Minimum Initial Investment Amount	$10,000	$10,000
Minimum Subsequent Investment Amount	$100	$100

Tax Information

In general, to the extent the Fund has current or accumulated earnings, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a Puerto Rico tax-qualified retirement plan, in which case your distributions may be taxed when withdrawn from the tax-advantaged account.

Under Section 933 of the U.S. Code, Puerto Rico Individuals will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico. Dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Puerto Rico Individual. However, in the case of Puerto Rico Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting Shares, only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. See the section entitled “Dividends and Taxes—United States Taxation—Taxation of Puerto Rico Individuals and Puerto Rico Entities.”

Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the United States. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. Dividends distributed by the Fund to Puerto Rico corporations are expected to constitute income from sources within Puerto Rico. Accordingly, Puerto Rico corporations not engaged in a U.S. trade or business are not expected to be subject to U.S. taxation on dividends received from the Fund and dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Shares and related services. The Investment Adviser may pay its affiliate, UBS Financial Services Inc., the Fund’s distributor (the “Distributor”), from its own resources additional compensation in connection with the sale of Shares in consideration of distribution, marketing support and other services at an annual rate of 0.05% (5 basis points) of the value of the net assets invested in the Fund to be paid on a quarterly basis (although the Distributor may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs). These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Fund

Investment Objective

The investment objective of U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund”) is current income, consistent with the preservation of capital.

Principal Investment Strategies of the Fund

Under normal circumstances, up to 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in U.S. municipal securities (the “US Portion”). The Fund’s US Portion may include investments in Build America Bonds (“BABs”) and taxable municipal securities (i.e., municipal securities that are generally taxable to non-Puerto Rico residents). No more that 5% of the assets of the US Portion will be invested in the securities of a single issuer. UBS Asset Managers of Puerto Rico (the “Investment Adviser”), which serves as the Fund’s investment adviser, has engaged Nuveen Asset Management, LLC (the “Subadviser”) as sub-adviser to manage the US Portion.

The Fund is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” below). Only Puerto Rico Residents will receive the tax benefits of an investment in the Fund. The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that are treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “U.S. Code”).

Under normal circumstances, at least 95% of the Fund’s total assets will be invested in securities which, at the time of purchase, are (i) rated investment grade by a nationally recognized statistical rating organization, or (ii) if unrated, determined by the Investment Adviser or Subadviser (with respect to the US Portion) to be of comparable credit quality.

The Investment Adviser or Subadviser, as applicable, are not required to sell portfolio securities if they are subsequently downgraded below investment grade after they are purchased by the Fund. If a portfolio security is downgraded, the Investment Adviser will consider factors such as price, credit, risk, market conditions, the financial condition of the issuer and the prevailing and anticipated interest rates to determine whether to sell or hold the downgraded security as a portfolio investment.

Under normal circumstances, the Fund will invest at least 20% of its total assets in taxable securities issued by Puerto Rico issuers, including mortgage-backed securities, including collateralized mortgage obligations (“CMOs”), and asset-backed securities, bank deposits, corporate obligations, commercial paper, preferred stock and securities issued by the Commonwealth of Puerto Rico and its political subdivisions and instrumentalities (the “Taxable PR Securities Portion”). The Taxable PR Securities Portion will be comprised of securities issued by a limited number of eligible issuers in one or more sectors, none of which, currently, are municipal issuers. The assets managed by the Investment Adviser in excess of the Taxable PR Securities Portion may include tax-exempt securities issued by Puerto Rico issuers and other fixed income securities. The Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may, in the opinion of the Investment Adviser, be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government remains in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) as well as undertaking other fiscal measures to stabilize Puerto Rico’s economy in accordance with the requirements of PROMESA, and this inability may continue for an indeterminate period of time. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment policies.

A “Puerto Rico issuer” is any issuer that satisfies one or more of the following criteria: (i) the issuer was organized under the laws of Puerto Rico or maintains its principal place of business in Puerto Rico; (ii) the securities of such issuer are traded principally in Puerto Rico; or (iii) an issuer that, during its most recent fiscal year, derived at least 20% of its revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that has at least 20% of its assets in Puerto Rico.

The Fund may also invest in derivatives, including financial futures contracts, swap contracts, options on financial futures and options on swap contracts.

To take advantage of opportunities to invest, the Fund may borrow money from banks (leverage) in an amount up to one-third of its total assets, which include assets purchased with borrowed money.

During periods of unusual market conditions or during temporary defensive periods, the Fund may depart from its principal investment strategies. If, in the opinion of the Investment Adviser, no suitable Puerto Rico securities or other Municipal Obligations are available, or if the Investment Adviser believes unusual circumstances warrant a defensive posture, the Fund may temporarily commit all or any portion of its assets to short-term instruments. Such instruments may include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commercial paper rated at least A-1 by S&P, Prime-1 by Moody’s or F1 by Fitch, bank certificates of deposit, bankers’ acceptances and reverse repurchase agreements secured by any of the foregoing.

The Fund’s investment strategy may be changed with 60 days’ prior notice to shareholders.

Investment Process

The Investment Adviser and Subadviser utilize a fundamental analysis in determining which securities to invest in. This analysis includes the following:

▪	Rating and credit quality of the individual bond. Credit quality factors include sector, type (i.e., general obligation or revenue bond), source of payment, guarantee, insurance and/or collateral.

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Yield analysis. The yield analysis takes into account factors such as coupon, maturity, call schedule and the yield curve to determine the yield to maturity or call, depending on the yield curve, and duration of the bond. For U.S. agency mortgage-backed securities (“MBS”), the Investment Adviser also takes into account the shape of the yield curve and the prepayments to determine the expected yield, average life and duration of the MBS.

The Investment Adviser and Subadviser will select the securities that offer the most favorable relative investment values and opportunities for income and total return.

The majority of the bonds are longer-term fixed rate bonds (with maturities of between 15 and 35 years). The Fund’s use of leverage will extend the effective duration of the portfolio. Leverage will consist of short-term collateralized repurchase agreements and bank loans. To manage the duration of the portfolio, the Investment Adviser and Subadviser may from time to time hedge the duration of the portfolio with futures contracts on U.S. Treasury notes.

Other Investments

In addition to the principal investment strategies discussed above, the Fund may also invest or engage in the following investments/strategies: when-issued securities and delayed delivery transactions, dollar rolls, call rights, short sales and temporary borrowings.

Principal Risks

The following is a summary discussion of the principal risks of investing in the Fund. Risk is inherent in all investing. There can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Shares is designed primarily, and is suitable only, for long-term investors, and is not suitable for all investors. You may lose money by investing in the Fund.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including, among other things, (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. All securities may be subject to adverse market trends. The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which a Fund invests, as well as economic, political, or social events in the United States, Puerto Rico or abroad. Markets can be volatile, and values of individual securities and other investments at times may decline significantly and rapidly. This may cause the Fund’s portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate such volatility and may continue to negatively affect the value and liquidity of individual securities, national economies and global markets generally. Rapid changes in value or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the value or time of its choosing and can result in losses. Because the Fund invests in investment securities, the Fund’s net asset value may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Fund and you may lose money.

An investment in the Shares is designed primarily, and is suitable only, for long-term investors, and is not suitable for all investors.

Coronavirus and Public Health Emergencies. As of the date of this prospectus, there is an outbreak of a novel and highly contagious form of coronavirus (COVID-19) that has resulted in numerous disruptions in financial markets leaving general concern and uncertainty. As COVID-19 continues to spread and mutate, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess.

The extent of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of each of the Fund, its investments and the Investment Advisers may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Advisers’ personnel.

Puerto Rico Concentration Risk. At least 20% of the Fund’s total assets are expected to be invested in securities of Puerto Rico issuers. As a result, the Fund’s net asset value and cash flow may fluctuate due to market conditions affecting these securities. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields. Any future developments in this respect could result in additional interruptions in cash flow on debt payments, which may result in more price volatility, across Puerto Rico securities. There can be no assurance that any additional defaults by the Commonwealth and other Commonwealth instrumentalities will not have an additional adverse impact on the Fund’s net investment income.

The Fund’s ability to achieve its investment objective depends in part on the availability of Puerto Rico obligations. If those obligations are unavailable or are only available at a price unreasonably above their market value or at interest rates inconsistent with the Fund’s investment objective, it may harm the Fund’s performance.

There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers. In addition, certain Puerto Rico securities may have periods of illiquidity. These factors may affect the Fund’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition.

Credit Risk. Credit risk is the risk that fixed income securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Counterparty Risk. The Fund may engage in financial transactions directly with other counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization.

Fixed Income Securities Generally. The yield on fixed income securities such as those in which the Fund may invest depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, and the maturity, credit quality and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. Such changes in the Fund’s net asset value, in particular, also might affect the price of the Shares. The unique characteristics of certain types of securities may also make them more sensitive to changes in interest rates.

Interest Rate Risk. The value of fixed income securities, such as those in which Fund may invest, generally fall when interest rates rise and rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, and that as a result, the value of the Fund’s investments will fall. Prices of intermediate and long-term fixed income securities generally change more in response to interest rate changes than prices of shorter term fixed income securities. To the extent the Fund invests primarily in intermediate and long-term fixed income securities, the net asset value of the Shares will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter term fixed income securities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Extension Risk. Extension risk is the risk that during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) making it more sensitive to changes in interest rates and reduce the value of the security. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to pay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. Prepayment reduces the yield to maturity and the average life of the security and also increases price fluctuation. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities.

Municipal Securities Market Risk. Municipal securities are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax. Under normal circumstances, up to 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in U.S. municipal securities, which may include investments in BABs and taxable municipal securities (i.e., municipal securities that are generally taxable to non-Puerto Rico residents). From time to time, proposals to restrict or eliminate the federal income tax exemption from interest on municipal securities are introduced before Congress. Proposals also may be introduced before state legislatures. If such proposals were enacted, the availability of municipal securities and their value would be affected.

Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. Contrary to historical trends, in recent years, the market has encountered downgrades, increased rates of default and lower yields on municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.

Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Certain of the municipal obligations in which the Fund may invest present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or, in the case of industrial development bonds and similar securities (including certain bonds offered by the Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority), on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected.

The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on the Investment Adviser’s and Subadviser’s analytical abilities. The secondary market for municipal securities, particularly the below investment grade municipal securities in which the Fund may invest, also tends to be less developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

BABs Risk. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, BABs may experience less liquidity than other types of municipal securities. The number of BABs available in the market is limited and there can be no assurance that BABs will be actively traded. Reduced liquidity may negatively affect the value of the BABs.

Because issuers of direct-pay BABs held in the Fund’s portfolio receive reimbursement from the U.S. Treasury with respect to interest payment on bonds, there is a risk that those municipal issuers will not receive timely payment from the U.S. Treasury and may remain obligated to pay the full interest due on direct pay BABs held by the Fund. Furthermore, it is possible that a municipal issuer may fail to comply with the requirements to receive the direct-pay subsidy or that a future Congress may terminate the subsidy altogether.

Certain aspects of the BABs program may be subject to additional Federal or state level guidance or subsequent legislation. For example, the U.S. Internal Revenue Service (“IRS”) or U.S. Treasury could impose restrictions or limitations on the payments received. Aspects of the BABs program for which the IRS and the U.S. Treasury have solicited public comment include, but have not been limited to, methods for making direct payments to issuers, the tax procedural framework for such payments, and compliance safeguards. It is not known what additional procedures will be implemented with respect to direct-pay BABs, if any, nor is it known what effect such possible procedures would have on the BABs market.

The Fund may invest significantly in BABs and, if it does, the Fund’s net asset value may be more volatile than the value of a more broadly diversified portfolio and may fluctuate substantially over short periods of time. Because BABs do not include certain industries or types of municipal bonds (i.e., tobacco bonds or private activity bonds), there may be less diversification than with a broader pool of municipal securities.

Derivatives Risk. The Fund’s use of derivatives increases the Fund’s exposure to the following risks:

▪	Volatility Risk — A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

▪	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

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Illiquid Securities Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

▪	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

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Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

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Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

The Securities and Exchange Commission (the “SEC”) has adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 has been adopted but will be implemented no earlier than July 2022 (the “Compliance Date”). On and after the Compliance Date, Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by the funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the proposed limits would result in a statutory violation and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Special Risks of Hedging Strategies. The Fund may enter into a variety of derivatives including securities options, financial future contracts, options on future contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. Successful use of most derivative instruments depends upon the Investment Adviser’s or Subadviser’s ability to predict movements of the overall securities and interest rate markets. There can be no assurance that any particular hedging strategy will succeed, or that the Fund will employ such strategy with respect to all or any portion of its portfolio. Some of the derivative strategies that the Fund may use to enhance its return are riskier than its hedging transactions and have speculative characteristics.

Mortgage-Backed Securities Risk. Mortgage-backed securities (residential and commercial) represent interests in “pools” of mortgages. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and home owner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk).

CMO Risk. CMOs exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an “inverse floater”). CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Asset-Backed Securities Risk. Asset-backed securities represent interests in “pools” of assets, including consumer loans or receivables held in trust. The receivables supporting asset-backed securities are generally automobile and credit card receivables, but may also consist of other types of obligations. Asset-backed securities and the underlying receivables are not generally insured or guaranteed by any government agency. However, in certain cases, such securities are collateralized by loans guaranteed by the U.S. Small Business Administration (“SBA”). The SBA is an independent agency of the United States. Asset-backed securities present risks similar to those of mortgage-backed securities. However, in the case of many asset-backed securities, the prepayment rates on the underlying assets have historically been less influenced by market interest rate fluctuations and therefore, have been more stable. The frequent absence of a government guarantee creates greater exposure to the credit risk on the underlying obligations and depending on the structure, the credit risk of the sponsor of such obligations.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Repurchase Agreements Risk. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the respective counterparty for breach of contract with respect to any losses resulting from those market fluctuations following the failure of such counterparty to perform.

Leverage Risk. The Fund borrows money from banks to buy securities and pledge its assets in connection with the borrowing. If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund. Use of leverage also tends to magnify the volatility of the Fund’s returns. The greater the use of leverage by the Fund, the greater the risk of the volatility of the Fund’s returns. In addition, because the fees received by the Investment Adviser and Subadviser are based on the average daily gross assets (including any assets attributable to borrowings), the Investment Adviser and the Subadviser have a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between the Investment Adviser and the Subadviser on the one hand, and the shareholders on the other hand.

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities.

Additional Risks

Lower-Rated and Below Investment Grade Securities Risk. The Fund intends to invest at least 95% of its assets in fixed-income securities that, at the time of purchase, are rated “investment grade,” that is, rated “AAA,” “AA,” “A” or “BBB” by S&P Global Ratings, a business unit of Standard Poor’s Financial Services LLC (“S&P”), rated “Aaa,” “Aa,” “A” or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”), or rated “AAA,” “AA,” “A” or “BBB” by Fitch, Inc. (“Fitch”), without regard to any gradations within such categories, or within the four highest investment grade categories (without regard to any gradations within such categories) by any other nationally recognized statistical rating organization, or, if not rated, are considered by the Investment Adviser to be of comparable credit quality. Obligations rated in the lowest investment grade category (“BBB” by S&P, “Baa” by Moody’s or “BBB” by Fitch, without regard to any gradations within such categories) are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Obligations rated below investment grade (i.e., below “BBB-” by S&P, “Baa3” by Moody’s or “BBB-” by Fitch) (commonly referred to as “junk bonds”), in which the Fund may invest up to 5% of its assets, may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative illiquidity of the secondary trading market. Because lower-rated bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return. After the Fund has purchased a security, it may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that S&P, Moody’s, Fitch and other ratings agencies might not change their ratings of a particular security to reflect subsequent events.

When-Issued Securities and Delayed Delivery Transactions Risk. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. At the time the Fund enters into a transaction on a when-issued or delayed delivery basis, it will segregate cash or liquid instruments with a value not less than the value of the when-issued or delayed delivery securities. The value of these assets will be monitored daily to ensure that their marked-to-market value will at all times exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and the Fund may incur a loss.

Dollar Rolls Risk. The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving Mortgage-Backed Securities, the Mortgage-Backed Securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future purchase and through the receipt of fee income equivalent to a lower forward price.

Dollar rolls will generally be considered to be leverage and accordingly, will be subject to the Fund’s limitations on leverage, which will restrict the aggregate of such transactions, together with the issuance of fixed income securities, to 33 1⁄3% of the Fund’s total assets immediately after the issuance. In addition, certain of the dollar rolls entered into by the Fund will be arbitrage transactions in which the Fund will maintain an offsetting position in securities that mature on or before the settlement date on the related dollar roll. The Investment Adviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

Call Rights Risk. The Fund may purchase a Puerto Rico Security or other Municipal Obligation issuer’s right to call all or a portion of such obligation for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related obligations, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related obligation will expire without value. The economic effect of holding both a Call Right and the related obligation is identical to holding an obligation as a non-callable security.

Short Sales Risk. The Fund may engage in short sales of securities “against the box” to defer realization of gains or losses for tax or other purposes. A short sale “against the box” occurs when the Fund owns an equal amount of the securities sold short or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal amount to, the securities sold short.

Temporary Borrowings. The Fund is permitted to borrow up to 5% of the Fund’s total assets from banks, including affiliates of the Fund, or other financial institutions for temporary or emergency purposes, including to meet redemptions of the Shares. If borrowings are made on a secured basis, the custodian will segregate the pledged assets of the Fund for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender. Such pledged assets may therefore not be sold by the Fund, even if it would otherwise be advisable to do so.

Changes in Applicable Law. On May 24, 2018, President Trump signed into law the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174), which contains an amendment to the 1940 Act, to repeal the exemption from its coverage of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession. The bill amends the 1940 Act by eliminating the exemption provided to U.S. possessions under its Section 6(a)(1). The repeal of the exemption will take effect on or about May 24, 2021 and it is for this reason that the Fund has registered under the 1940 Act.

Recognizing the aforementioned amendment to the 1940 Act, on September 4, 2019 the Puerto Rico Treasury Department (“PRTD”) issued Administrative Determination No. 19-04 (“AD No. 19-04”). Said pronouncement provides that to the extent an investment company that also has its principal office in Puerto Rico is registered with the SEC under the 1940 Act, such investment company and its investors will enjoy the benefits included in the Puerto Rico Internal Revenue Code of 2011, as amended (“Puerto Rico Code”), as if such investment company were registered under the Puerto Rico Investment Companies Act of 2013 or the Puerto Rico Investment Companies Act of 1954, as amended.

On August 14, 2020, the Governor of Puerto Rico signed into law Act No. 107-2020 and known as the “Puerto Rico Municipal Code of Puerto Rico” (the “PRMC”). In general, the PRMC codifies into one piece of legislation different laws related to the administration and powers of the municipalities, including the imposition of municipal taxes such as municipal license taxes and property taxes. In terms of municipal taxation, the PRMC repealed the Municipal Property Tax Act of 1991, as amended, and the Municipal License Tax Act of 1974, as amended, and such taxes are now imposed under the PRMC. The PRMC became effective immediately upon its enactment.

Political and Other Risk. Political, legal or regulatory developments in Puerto Rico and in the United States or changes in the applicability of existing laws to the Fund could adversely affect the tax-exempt status of interest paid on securities or the tax-exempt status of that portion of the Fund’s dividends that are tax-exempt. These developments could also cause the value of the Fund’s investments and therefore, the Shares, to fall or jeopardize the continued viability of the Fund, resulting, in either case, in a possible loss to shareholders.

Changes in United States tax law; no US federal tax ruling. Under regulations issued under Section 937(b) of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), income that is otherwise treated as income from sources within Puerto Rico under the general source of income rules is treated as income from sources outside Puerto Rico and not excludable from gross income under Section 933 of the U.S. Code if it consists of income derived in a “conduit arrangement.” Based on the current language of the regulations and the guidance offered therein, it is more likely than not that an investment in the Shares would not be expected to be considered a conduit arrangement, and in accordance with this interpretation, the source of dividends on the Shares would be expected to be treated as income from sources within Puerto Rico. The Fund does not plan to request a ruling from the IRS with respect to the U.S. federal income tax treatment to be accorded to an investment in the Shares, and no assurance can be given that the IRS or the courts will agree with the tax treatment described herein. You should read carefully the section entitled “Dividends and Taxes” herein for a more detailed description of the tax implications an investment the Shares entails. You should also consult your tax advisor about your tax situation.

U.S. Federal tax law; FATCA rules. Sections 1471 through 1474 of the U.S. Code (commonly known as “FATCA”) interpreted by the corresponding regulations, impose a 30% withholding tax at the source upon most payments of U.S. source income made to certain “foreign financial institutions” or “non-financial foreign entities” (each, a “NFFE”), unless certain certification and reporting requirements are satisfied by such NFFE, including providing information with respect to its respective investors. The regulations issued by the U.S. Treasury and the IRS, provide that the Fund is to be treated as a NFFE. Accordingly, the Fund will be required to provide the payors of such income (except with respect to certain grandfathered obligations) certain information with respect to its investors, and the payors would have been required to disclose such information to the IRS. However, the Fund elected to be treated as a direct reporting NFFE and, as such, it is required to provide such information directly to the IRS (instead of providing it to such payors) by filing Form 8966 with the IRS on or before March 31st of each year.

If the Fund were to be unable to provide such investor information to its payors or otherwise fail or be unable to comply with the legal and regulatory requirements of the U.S. Code, the Fund’s U.S. source income may be reduced, inasmuch as it would be subject to such 30% withholding tax at the source. This reduction may negatively affect the amount of dividends that may be distributed by the Fund or the Fund’s net asset value.

U.S. Federal tax law; 30% withholding on dividends from sources within the U.S. Dividends from sources within the United States received by the Fund may qualify for a 10% U.S. federal income tax rate if it meets certain requirements of the U.S. Code. If the Fund claims the application of the 10% rate and does not meet these requirements, then the dividends would be subject a 30% U.S. federal income tax.

Loss of Tax Benefits Risk. Shareholders of the Fund (“Shareholders”) who cease to be Puerto Rico Investors (as defined below) may lose certain tax benefits that had previously been available to them and Fund distributions will likely be taxable for such Shareholders.

Managing Your Fund Account

The Fund offers two classes of Shares—Class A shares and Class P shares. The offering of Class A shares has not commenced as of the date of this prospectus.

UBS Financial Services Inc. (the “Distributor”) may limit purchases of Shares by any employee benefit plan (whether or not such employee benefit plan is subject to the Employee Retirement Income Security Act of 1974, as amended, or to Section 4975 of U.S. Code or to any comparable provisions of any subsequent law).

IRA accountholders may only invest in the Fund by opening an individual retirement account with the UBS Puerto Rico IRA Trust and directing it to make such investment on their behalf. The UBS Puerto Rico IRA Trust may only invest in the Fund for the accounts of IRA accountholders who are individuals whose principal residence is in Puerto Rico. IRA accountholders of the UBS Puerto Rico IRA Trust are strongly encouraged to review the disclosure statement and adoption agreement provided to them by the UBS Puerto Rico IRA Trust upon opening a regular individual retirement account or a non-deductible individual retirement account (individually and collectively referred to as IRA or IRAs, respectively), which contains information relating to the terms and conditions as well as the fees, expenses, and penalties applicable to such IRA.

Class A Shares

Class A Shares will be sold at net asset value next calculated after the purchase order is placed, plus an initial sales charge of up to 3.75%. Class A Shares are subject to an annual distribution and shareholder servicing fee, payable monthly, of 0.25% of the average daily net assets of the Class A Shares. The initial sales charge may be reduced or waived for certain purchases.

Class A Shareholders will pay a redemption fee of 1.00% on redemptions and exchanges, including exchanges between affiliated investment companies, made within 60 days of purchase based on net asset value at the time of redemption. The redemption fee will not apply to Class A Shares acquired through dividend reinvestments if they are being redeemed as part of an exchange between affiliated investment companies.

The sales charges applicable to purchases of Class A shares of the Fund are as follows:

Class A Shares Sales Charges
Amount of Investment	% of Offering Price	% of Amount Invested	Dealer’s Reallowance As a % of Offering Price
Less than $50,000	3.75%	3.90%	3.50%
$50,000 — $99,999	3.50%	3.63%	3.25%
$100,000 — $249,999	3.25%	3.36%	3.00%
$250,000 — $499,999	2.75%	2.83%	2.50%
$500,000 - $999,999	2.25%	2.30%	2.00%
$1,000,000 and over	1.50%	1.52%	1.25%

The sales charges shown above apply to aggregate purchases of Class A shares by any individual, his or her spouse and children under age 21 whose principal residence is within Puerto Rico purchasing shares for his or her own account(s). To determine whether you qualify for a reduction or waiver of sales charges, see “Class A Shares Sales Charge Reductions – Right of Accumulation” and “Initial Sales Charge Waivers.”

Class A Shares Sales Charge Reductions – Right of Accumulation

You may be eligible for a reduced sales charge by aggregating the dollar amount of new purchases of Class A shares together with the value (using the higher of the purchase price or the current net asset value) of your existing Class A shares or Class A, B, C, P and Y shares of certain other UBS-sponsored funds (including Multi-Select Securities Fund for Puerto Rico Residents) that you already hold and applying the sales charge applicable to such aggregate dollar amount per the above schedule under “The Class A Shares” (the “Right of Accumulation”).

Class A Shares Initial Sales Charge Waivers

Investors should inquire as to the availability of sales charge waivers prior to making an investment. You will qualify for a sales charge waiver on sales of Class A shares if you:

●

represent that the purchase of Class A shares will be made with the proceeds from the redemption or sale of Class A, B, C, P or Y shares of any investment company registered under the 1940 Act for which UBS Global Asset Management or any of its affiliates serves as principal underwriter or of Multi-Select Securities Fund for Puerto Rico Residents;

●	originally paid a front-end sales charge on the redeemed shares;

●	notified the Distributor (defined below) prior to such redemption or sale; and

●	purchase the Class A Shares within 60 days of such redemption or sale. (Pending such purchase, the redemption or sale proceeds must be held in cash or cash equivalents.)

You will also qualify for a sales charge waiver on purchases of Class A Shares in the following circumstances:

●	You are an employee of UBS AG or its subsidiaries or are a member of the employee’s immediate family;

●	You are a shareholder of any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise;

●	You acquired your Class A Shares through reinvestment of capital gains distributions and dividends;

●	If your financial intermediary is currently affiliated with the Distributor and was formerly employed as an investment executive with a competing brokerage firm;

●	you were the financial intermediary’s client at the competing brokerage firm;

●

within 90 days of buying Class A Shares, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

●	you purchase an amount of Class A Shares that does not exceed the total amount of money you received from the sale of the other mutual fund; or

●	You have redeemed Class A Shares after holding such shares for at least 60 days before redeeming and wish to reinvest those redemption proceeds in the Fund within 60 calendar days of the redemption.

●

The purchase is made by or on behalf of financial intermediaries for clients that pay the financial intermediaries’ fees in connection with fee-based programs, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or the Distributor specifically for such purchases.

In order to obtain such waivers, you must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the applicable waiver. The Fund reserves the right to modify the waiver criteria described above upon sixty days’ advance notice to shareholders.

Class P Shares

Class P Shares will be sold at net asset value next calculated after the purchase order is placed. Class P Shares are not subject to an annual distribution and shareholder servicing fee.

Buying Shares

Anti-Money Laundering Requirements. To help the U.S. government fight the funding of terrorism and money laundering activities, U.S. federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you apply to open an account, your financial intermediary will ask for your name, address, date of birth and other identifying information. Your financial intermediary may also ask to see your driver’s license or other identifying documents. If you do not provide the information requested, your financial intermediary may not be able to open or maintain your account.

Purchasing Fund Shares. Shares must be purchased through a brokerage account maintained with the Distributor, or with a dealer that has entered into a selected dealer agreement with the Distributor.

The Distributor and certain dealers may charge their clients an annual account maintenance fee.

Purchase orders for Shares are priced according to the net asset value next determined after the order is placed, calculated daily as of the close of trading on the New York Stock Exchange. The Fund is deemed to have received a purchase or redemption order when the Distributor or selected dealer receives the order in “good form” in accordance with the policies of the Distributor or dealer, as applicable. It is the responsibility of such financial institution to send your order to the Fund promptly. Payment is due three business days after the day on which the order is priced and the purchase will be settled as of that day. Payments received in advance of such date will not be invested until the next calculation of the Fund’s daily pricing occurs. Payments will be held in your brokerage account until such time as they are invested in the Fund. A business day is any day that the New York Stock Exchange is open for trading and the Federal Reserve Bank of New York and banks in San Juan Puerto Rico are open for business.

Shares purchased through the Distributor or other dealer may be held by such entity as nominee for each shareholder.

The Fund and the Distributor reserve the right to reject a purchase order or suspend the offering of Fund shares.

Minimum Investments and Account Size

Shares are available only to purchasers meeting the initial investment requirement of $10,000 for Class A and Class P and are subject to a minimum balance requirement of $500. Subsequent purchases of Shares must be made in amounts of at least $100 for Class A and Class P. These minimum investment requirements are not applicable to purchases of Shares made by the UBS Puerto Rico IRA Trust.

Exchanges from One Investment Company to Another

You may exchange shares of Multi-Select Securities Fund for Puerto Rico Residents for Shares without charge by contacting a financial intermediary or dealer, except that a redemption fee of 1.00% will be applicable for exchanges made within 60 days of the initial purchase.

You may effect an exchange through a financial intermediary by written request. Your letter must include:

●	your name and address;

●	the name of the affiliated investment company whose shares you are selling and the class of shares;

●	your account number;

●	the number or dollar amount of shares to be sold; and

●	the signature of each registered owner exactly as the shares are registered.

The Fund reserves the right to modify this exchange privilege upon sixty days’ advance notice to shareholders.

Dividend Reinvestment

You will receive dividends in additional Shares, unless you elect to receive them in cash. Contact your Financial Advisor at UBS Financial Services Inc. or your selected securities dealer if you prefer to receive dividends in cash.

Redeeming Shares

You may redeem for cash all full and fractional Shares one each day that the New York Stock Exchange is open for trading and the Federal Reserve Bank of New York and banks in Puerto Rico are open for business at the price equal to the next calculated net asset value per Share after your order is received in “good form” meeting the requirements set forth under “Redemption Procedure” below. Redemption orders received on a redemption date after the calculation of the Fund’s net asset value on that date, will be effected on the next occurring redemption date at the Share price calculated on that date. Payment will generally be made within seven days after request are received in “good form,” but in any event, within seven days.

You may request a redemption in either oral (by phone) or written form, provided that any dealer reserve the right to require such proof of ownership or other documentation as they deem appropriate. All redemption orders, including telephone redemptions, must be made through a financial intermediary. The value of Shares at the time of redemption may be more or less than your initial cost, depending on the market value of the securities held by the Fund at such time.

If you hold more than one Share, redemption requests must specify the number of Shares you wish to redeem. In the event of a failure to so specify, or if you own fewer Shares than specified, the redemption request will be delayed until you provide further instructions to your financial intermediary or other selected securities dealer. Certain redemptions may be subject to a redemption fee. The proceeds of redemption will be satisfied solely out of the assets of the Fund, the sale of such assets or borrowings by the Fund.

The Fund may suspend redemption privileges during periods when Puerto Rico or U.S. banks or the New York Stock Exchange are closed, trading on the New York Stock Exchange is restricted, or when an emergency exists that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the market value of its assets.

Under normal and stressed market conditions, the Fund typically expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate additional cash.

Redemption Procedure

You may redeem Shares only through your financial intermediary or other securities dealer, as applicable. If you submit your redemption request in writing, your request must include:

●	the name of the Fund, Shares class and amount of Shares you want to redeem;

●	your account number; and

●	the signature of each registered owner exactly as the Shares are registered.

The financial intermediary or dealer may establish certain procedures for telephone or other redemption orders.

Unless you direct your financial intermediary or dealer otherwise, payment will be credited to your account within seven days of receipt of a proper notice of redemption as set forth above.

A financial intermediary or dealer may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the financial intermediary or dealer, receive all required documents in a timely manner and in good form pursuant to the requirement described above.

Redemption Fees

If you exchange Class A Shares within specified periods after you purchase them, a redemption fee may be applicable, to be deducted at the time of the transaction as described above. The redemption fee is designed to offset the costs associated with fluctuations in the Fund’s asset levels and cash flow. Class A Shares held the longest by the redeeming shareholder will be redeemed first for purposes of calculating the redemption fee.

Additional Information

It costs the Fund money to maintain shareholder accounts. Therefore, the Fund and dealers reserve the right to redeem all Shares in any Fund account that has a net asset value of less than $500. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to the applicable required amount or more within 60 days. This notice may appear on your account statement.

If you want to redeem Shares that you recently purchased by check, the Fund may delay payment to assure that it has received good payment. This can take up to 15 days.

Frequent Purchases and Redemptions and Market Timing

The Fund is intended for long-term investors. The interests of the Fund’s long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations—also known as “market timing.” Market timing may cause the Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer’s Shares. These factors may hurt the Fund’s performance and its shareholders. The Fund, assesses redemption fees on redemptions and/or exchanges within certain periods in order to protect the Fund from the costs of short-term or frequent trading.

The Fund presently does not have any policies or execute any procedures, other than short-term redemption fees, to monitor short-term or frequent trading activity and, as a result, the Fund remains subject to the above-mentioned risks.

Distribution Arrangements

The Fund has adopted a distribution and shareholder servicing plan with respect to the Class A Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. UBS Financial Services Inc. acts as distributor (previously defined as the “Distributor”) of Shares under a distribution contract with the Fund (the “Distribution Contract”) that requires the Distributor to use its best efforts, consistent with its other business, to sell Class A Shares. The Distributor is located at 1000 Harbor Blvd, 3rd Floor, Weehawken, NJ 07086. Payments from the Fund to compensate the Distributor for certain expenses incurred in connection with its activities in providing certain shareholder and account maintenance services are authorized under the Distribution Contract and made in accordance with the Plan. Separately, the Fund has agreed to reimburse certain dealers’ expenses incurred in retaining an independent agent to provide customer recordkeeping and certain other services to the dealers.

Under the Plan, the Fund pays the Distributor a fee for distribution and shareholder services, computed weekly and payable monthly. The Fund currently pays a monthly fee to the Distributor at the annual rate of 0.25% of its net assets.

Under the Plan, the Distributor primarily uses the service portion of the fee to pay for shareholder servicing performed by the Distributor (or other dealers). The Distributor offsets its expenses in servicing and maintaining shareholder accounts including expense for telephone and other communications services. The Distributor uses the distribution portion of the fee under the Plan as compensation to the sales personnel and to other dealers for selling Class A Shares and to offset the Fund’s marketing costs attributable to the Class A Shares, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses and telephone and other communications expenses. The Distributor (and other dealers) compensate financial intermediaries when Shares are purchased by investors, as well as on an ongoing basis.

The Plan and distribution agreement specify that the Fund must pay service and distribution fees to the Distributor for its activities, not as reimbursement for specific expenses incurred. Therefore, even if the Distributor’s expenses exceed the service or distribution fees it receives, the Fund will not be obligated to pay more than those fees. On the other hand, if the Distributor’s expenses are less than such fees, it will retain the full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of the Plan will be the Distributor’s sole responsibility and not that of the Fund. The Plan will be submitted each year for approval by the Board, including a majority of the directors who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan. As these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment.

The Investment Adviser may pay its affiliate, the Distributor, from its own resources additional compensation in connection with the sale of Shares in consideration of distribution, marketing support and other services at an annual rate of 0.05% (5 basis points) of the value of the net assets invested in the Fund to be paid on a quarterly basis (although the Distributor may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs).

Investment Advisory and Other Arrangements

Investment Advisory Contract

Subject to the oversight of the Board of Directors, investment advisory services are provided to the Fund by the Investment Adviser, UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, pursuant to an investment advisory contract (the “Advisory Agreement”). The Investment Adviser is registered as an “adviser” under the U.S. Investment Advisers Act of 1940. As compensation for its investment advisory services and pursuant to the Advisory Agreement, the Fund pays the Investment Adviser an advisory fee at an annual rate of 0.75% of the Fund’s average daily gross assets. For the year ended, December 31, 2021, the Fund paid the Investment Adviser a fee, net of any applicable waivers and/or reimbursements, equal to 0.71% of the Fund’s average daily net assets.

As of December 31, 2021, UBS Asset Managers of Puerto Rico serves as investment adviser or co-investment adviser to funds with combined portfolio assets of approximately $2.2 billion. UBS Trust Company of Puerto Rico, an affiliate of the Fund and UBS Financial Services Inc., is a trust company organized and validly existing under the laws of Puerto Rico.

Sub-Advisory Agreement

The Advisory Agreement authorizes the Investment Adviser to retain one or more sub-advisers for the management of the Fund and the Investment Adviser has entered into a sub-advisory agreement (the “Subadvisory Agreement”) with Nuveen Asset Management, LLC (“NAM” or as previously defined, the “Subadviser”) with respect to the Fund. Subject to the supervision of the Board of Directors, the Investment Adviser oversees the investment advisory services provided by the Subadviser. Pursuant to the Subadvisory Agreement, and under the supervision of the Investment Adviser and the Board of Directors, the Subadviser is responsible for the day-to-day investment management of the US Portion. The Investment Adviser monitors and evaluates the Subadviser’s performance, and oversees the Subadviser’s compliance with the Fund’s investment objective, policies and restrictions. The Investment Adviser (not the Fund) pays the Subadviser a fee up to 0.25% of the average daily gross assets of the U.S. Portion.

A discussion of the basis for the approval by the Board of Directors of the Advisory Agreement and the sub-advisory agreement between the Investment Adviser and the Sub-Adviser with respect to the Fund was included in the Fund’s semi-annual shareholder report for the period ended June 30, 2021.

UBS Trust Company of Puerto Rico, the Fund’s administrator (the “Administrator”) and the Fund have entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”), whereby the Administrator will pay the Fund’s Other Expenses in order to ensure that Net Total Operating Expenses (excluding distribution and service (12b-1) fees, taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) after Fee Waivers and/or Expense Reimbursements do not exceed 1.00% of average daily gross assets per annum with respect to Class A Shares and 1.00% of average daily gross assets per annum with respect to Class P Shares. The Fund may have to repay some of these waivers and/or reimbursements during the following three years. Any such repayment period is limited to three years from the date of the waiver/reimbursement. Any repayment by the Fund to the Administrator will not cause the Fund’s expenses to exceed (i) the expense limitation at the time the fees are waived and (ii) the expense limitation in effect at the time of such reimbursement. The Expense Limitation Agreement is effective through June 30, 2023 and may be terminated upon 30 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Portfolio Managers

Leslie Highley, Jr. and Javier Rodriguez are the portfolio managers of the Investment Adviser for the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Highley has been a Managing Director of UBS Trust Company of Puerto Rico since 2006 and a Senior Vice President of the Puerto Rico Investors Tax-Free Family of Funds since inception in 1995. From 1985 to 1993, Mr. Highley was the President of Dean Witter Puerto Rico, Inc. and a senior officer responsible for Corporate and Public Finance. Prior thereto, he was Executive Vice President of the Government Development Bank for Puerto Rico where he managed Investment and Treasury Operations, and also supervised Private Lending and the issuance of all Puerto Rico Government debt from 1977 to 1985.

Javier Rodriguez has been a Director of UBS Asset Managers of Puerto Rico since 2012, Divisional Assistant Vice President, trader, and portfolio manager of UBS Trust PR since 2003. From 2002 to 2003 Mr. Rodriguez was financial analyst with UBS Trust PR. Prior to thereto he was a financial analyst with Popular Asset Management of Puerto Rico from 1998 to 2002.

Daniel J. Close, CFA and Kristen M. DeJong, CFA serve as the NAM portfolio managers for the US Portion of the Fund.

Mr. Close currently is the lead portfolio manager for NAM’s taxable municipal strategies. He manages several state-specific municipal bond strategies and institutional portfolios. He also serves as portfolio manager for national closed-end funds. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his B.S. in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.

Ms. DeJong is a portfolio manager at NAM, responsible for managing taxable municipal fixed income strategies for customized institutional portfolios. Ms. DeJong began her career in the investment industry in 2005 and joined the firm in 2008. Prior to her current role, she served as a senior research analyst for Nuveen’s municipal fixed income team, responsible for conducting credit analysis and providing trade recommendations for separately managed accounts. Previously, she worked as a research associate at Nuveen in the wealth management services area, where she provided research and developed reports on various topics involving retirement, tax and investment planning. Before joining the firm, she was a financial advisor at Ameriprise Financial. Ms. DeJong graduated with a B.S. in Business from Miami University in Ohio. She holds the CFA designation and is a member of the CFA Institute and the CFA Society of Chicago. Ms. DeJong is also a past president of the Chicago Municipal Analysts Society and a former board member of the National Federation of Municipal Analysts.

Legal Proceedings

The Fund and its Board of Directors are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations or cash flows. UBS AMPR management has informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of UBS AMPR to perform under their respective contracts with the Fund.

On February 5, 2014, a shareholder derivative action was filed in Puerto Rico Commonwealth court against various nominal defendants (including the Fund), UBS Financial Services Inc., and UBS Financial Services Puerto Rico, all current and certain former Fund directors, alleging that the Fund suffered hundreds of millions of dollars in losses due to alleged mismanagement, concealment of conflicts of interest, and improper recommendations by certain defendants to retail customers to use credit lines to purchase Fund shares. After seven years of litigation, with the case still being in the discovery phase, the parties executed a settlement agreement resolving all legal claims on December 10, 2021. Pursuant to the agreed-upon settlement stipulation, UBS Financial Services Inc. and UBS Financial Services Puerto Rico funded an escrow account with $15,000,000.00. The corresponding settlement fund, comprised of (i) the original amount plus any interest earned thereon and (ii) net of a fees and expense award in the amount of 33% of the aggregate amount of principal and accrued interest, will be allocated among the various nominal defendants (including the Fund) pro rata, based upon the market value of their respective holdings of bonds issued by Puerto Rico issuers as of January 31, 2014. The effective date of the settlement stipulation will be deemed to occur upon the (i) Puerto Rico Commonwealth Court approving the settlement stipulation, (ii) notice being provided to all impacted stockholders and a hearing being held, and (iii) the corresponding judgment being entered and becoming final and unappealable, provided the parties may waive any such event or any of the parties have exercised their option to terminate the settlement stipulation prior to its effectiveness and in accordance with its terms.

Valuation

The price of your Shares is based on the net asset value of the Fund. The Fund calculates net asset value daily, as of the close of the New York Stock Exchange (generally 4 p.m. New York time). For purposes of determining the net asset value of a Share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including borrowings and accrued interest thereon and other accrued expenses) is divided by the total number of Shares outstanding at such time. Expenses, including the fees payable to the Investment Adviser, the Distributor and the Administrator, are accrued daily and paid monthly.

The price for buying or selling Shares will be based on the net asset value of the Fund that is next calculated after the Fund accepts your order. Your financial intermediary or other selected securities dealer is responsible for making sure that your order is promptly sent to the Fund when Shares are purchased in a manner other than through the automatic distribution reinvestment program described in the following paragraph.

All distributions on Shares are reinvested automatically in full and fractional Shares at the net asset value per Share next determined after the declaration of such distribution. A shareholder at any time, by written notification to the Distributor or a dealer, may request to have subsequent distributions paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date.

The Fund’s assets will be valued by the Sub-Administrator (engaged by the Fund Administrator) on the basis of valuations provided by pricing services approved by Fund management and the Board of Directors. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, is based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and thus, might not have a readily ascertainable market value and may have periods of illiquidity. If the Fund has securities for which quotations are not readily available from any source, they will be fair valued by or under the direction of the Investment Adviser utilizing quotations and other information concerning similar securities obtained from recognized dealers. The Investment Adviser can override any price that it believes is not consistent with market conditions.

The Investment Adviser has established a Valuation Committee (the “Valuation Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Valuation Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. These policies and procedures set forth the mechanisms and processes to be employed on a daily basis related to the valuation of portfolio securities for the purpose of determining the net asset value of the Fund. The Committee reports to the Board of Directors on a regular basis.

Dividends and Taxes

Dividends

The Fund intends to distribute to its shareholders substantially all of its net investment income. However, the Fund may elect to distribute less of its net investment income if, in the judgment of the Investment Adviser, such reduced distribution is in the best economic interests of the Fund’s shareholders. Such distributions, if any, shall be paid by the Fund on no less than a monthly basis.

You will receive dividends in additional shares of the Fund, unless you elect to receive them in cash. Contact your Financial Advisor at UBS Financial Services Inc or your selected securities dealer if you prefer to receive dividends in cash.

Taxes

THIS SECTION IS NOT TO BE CONSTRUED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS, INCLUDING THE APPLICATION AND EFFECT OF OTHER TAX LAWS AND ANY POSSIBLE CHANGES IN THE TAX LAWS AFTER THE DATE OF THIS PROSPECTUS.

The following discussion is a summary of the material Puerto Rico and United States (“U.S.”) federal tax considerations that may be relevant to prospective investors in the Fund. The discussion in connection with the Puerto Rico tax considerations is based on the current provisions of the Puerto Rico Code, the regulations promulgated or applicable thereunder (“Puerto Rico Code Regulations”), AD No. 19-04 and other administrative pronouncements issued by the PRTD, and the PRMC and the regulations promulgated thereunder.

The U.S. federal tax discussion is based on the current provisions of the U.S. Code, the regulations promulgated thereunder (“Code Regulations”) and administrative pronouncements issued by the IRS.

This discussion generally assumes that (i) the investors will be (a) individuals who for the entire taxable year are bona fide residents of Puerto Rico for purposes of Sections 933 and 937 of the U.S. Code and residents of Puerto Rico for purposes of the Puerto Rico Code (“Puerto Rico Individuals”), (b) corporations and other entities subject to Puerto Rico income tax as corporations and organized under the laws of Puerto Rico, other than any such corporation or entity subject to a special tax regime under the Puerto Rico Code (“Puerto Rico Entities”), (c) trusts (other than business trusts), the trustee of which is a Puerto Rico Entity or is a Puerto Rico Individual, and all of the beneficiaries of which are Puerto Rico Individuals (“PR Trusts,” and jointly with the Puerto Rico Entities and the Puerto Rico Individuals, the “Puerto Rico Investors”); (ii) the Puerto Rico Investors do not qualify for or otherwise do not choose the optional income tax rate available to certain individuals and corporations engaged in the trade or business of rendering services, (iii) the Puerto Rico Entities will not be subject at any time to any special tax regime under the U.S. Code including, without limitation, the provisions of the U.S. Code that apply to “controlled foreign corporations,” “passive foreign investment companies,” or “personal holding companies”; (iv) the Fund complies with the definition of investment company provided in Section 1010.01(a)(33) of the Puerto Rico Code or is an investment company described in AD No. 19-04 and (v) the Fund meets the 90% Distribution Requirement (as defined below), and (d) (U.S. Investors (as defined below).

The Fund may not be a suitable investment for individuals who are not Puerto Rico Individuals, trusts that are not PR Trusts and corporations that are not Puerto Rico Entities (“Non Puerto Rico Investors)”.    Accordingly, Non Puerto Rico Investors are urged to consult their own tax advisors with respect to the tax implications of the investment under the laws of the jurisdiction where they or their beneficiaries reside or where they are organized.

Generally, an individual is a bona fide resident of Puerto Rico for purposes of Sections 933 and 937 of the U.S. Code if he or she (i) is physically present in Puerto Rico for at least 183 days during the taxable year, (ii) has his or her principal place of business in Puerto Rico, and (iii) has more significant contacts with Puerto Rico than with the U.S. or a foreign country. Prospective individual investors should consult their tax advisors as to whether they qualify as “bona fide residents of Puerto Rico” for purposes of Sections 933 and 937 of the U.S. Code.

This discussion does not purport to deal with all aspects of Puerto Rico and U.S. federal taxation that may be relevant to other types of investors, particular investors in light of their investment circumstances, or to certain types of investors subject to special treatment under the Puerto Rico Code or the U.S. Code (e.g., banks, insurance companies or tax-exempt organizations). Unless otherwise noted, the references in this discussion to the Puerto Rico regular income tax will include the alternative minimum tax and the alternate basic tax imposed on Puerto Rico Entities and Puerto Rico Individuals, respectively, by the Puerto Rico Code.

The existing provisions of the statutes, regulations, judicial decisions, and administrative pronouncements, on which this discussion is based, are subject to change (even with retroactive effect).

A prospective investor should be aware that an opinion of counsel represents only such counsel’s best legal judgment and that it is not binding on the PRTD, the Municipal Revenue Collection Center, any other agency or municipality of Puerto Rico, the IRS, or the courts. Accordingly, there can be no assurance that the opinions set forth herein, if challenged, will be sustained.

Puerto Rico Taxation

Taxation of the Fund

Income Taxes. The Fund should be exempt from the regular income tax imposed by the Puerto Rico Code for each taxable year that it distributes as Taxable Dividends (as defined below) an amount equal to at least 90% of its net income for such year within the time period provided by the Puerto Rico Code (the “90% Distribution Requirement”). In determining its net income for purposes of the 90% Distribution Requirement, the Fund is not required to take into account capital gains and losses. The Fund intends to meet the 90% Distribution Requirement to be exempt from the income tax imposed by the Puerto Rico Code.

Property Taxes. The Fund will be subject to personal property taxes under the PRMC . However, the shares of stock, bonds, participations, notes, and other securities or debt instruments issued by Puerto Rico or non-Puerto Rico corporations, partnerships or companies held by the Fund will be exempt from personal property taxes under the PRMC .

Municipal License Taxes. Interest and dividends derived by the Fund are exempt from municipal license taxes imposed by the PRMC.

Taxation of Puerto Rico Investors

Income Taxes. The Fund may make distributions out of its current or accumulated earnings and profits attributable to (i) income that is included in the Fund’s gross income for purposes of the Puerto Rico Code, other than gains from the sale or exchange of property (the “Taxable Dividends”), (ii) income that is excluded from the Fund’s gross income (the “Tax Exempt Dividends), or (iii) net gains derived from the sale or exchange of property (the “Capital Gain Dividends” and jointly with the Taxable Dividends and the Tax Exempt Dividends, the “Dividends”).

Interest and Other Expenses. In computing the earnings and profits from which the Fund may make distributions of Taxable Dividends and Tax Exempt Dividends, the Fund must allocate its accrued interest and other accrued expenses to gross taxable and gross exempt income based on the ratio of gross taxable income to total gross income and gross tax exempt income to total gross income, respectively. Accordingly, the amount of the earnings and profits from which the Fund may make distributions of Tax Exempt Dividends will be reduced by the amount of expenses allocated to gross tax exempt income.

Taxable Dividends Distributed to Puerto Rico Individuals or PR Trusts. Taxable Dividends distributed to Puerto Rico Individuals or PR Trusts will be subject to a 15% withholding tax (the “15% Withholding Tax”). If the alternate basic tax is applicable to a Puerto Rico Individual or a PR Trust, the Taxable Dividends may be subject to an additional 9% tax.

Unless otherwise designated by the Fund, its distributions of Dividends to Puerto Rico Individuals or PR Trusts will consist of Taxable Dividends subject to the 15% Withholding Tax and, if applicable, the abovementioned alternate basic tax.

The Puerto Rico Code provides that a Puerto Rico Individual and a PR Trust may elect out of the 15% Withholding Tax and be subject to the regular tax rates provided by the Puerto Rico Code. However, by purchasing Shares, Puerto Rico Individuals and PR Trusts will be irrevocably agreeing to the 15% Withholding Tax on all Taxable Dividends paid by the Fund and will irrevocably waive the right to elect not to be subject to the 15% Withholding Tax; except that, the applicability of the 15% Withholding Tax to Puerto Rico Individuals and PR Trusts that purchase Shares through dealers will depend on the dealer’s policies and its agreements with the Distributor. Puerto Rico Individuals and PR Trusts that purchase Shares through dealers should consult with the dealer with respect to its withholding policy or such agreements.

Taxable Dividends Distributed to Puerto Rico Entities. Puerto Rico Entities receiving or accruing Taxable Dividends during a taxable year are entitled to claim an 85% dividend received deduction with respect to such distributions (the “Dividend Received Deduction”). The Dividend Received Deduction may not exceed 85% of the Puerto Rico Entity’s net taxable income for such taxable year. The remaining 15% of such dividends is subject to income tax at the regular corporate income tax rates.

Unless otherwise designated by the Fund, its distributions of Dividends to Puerto Rico Entities will consist of Taxable Dividends subject to the Dividend Received Deduction.

Puerto Rico Entities purchasing Shares through dealers may be subject to the 15% Withholding Tax, depending on the dealer’s policies and agreements with the Distributor. Puerto Rico Entities purchasing Shares through a dealer should consult with the dealer with respect to its withholding policies or such agreements.

Special rules are applicable to Taxable Dividends distributed to Puerto Rico Entities that are “special partnerships,” “partnerships”, “corporations of individuals,” life insurance companies, mutual insurance companies and non-mutual insurance companies under the Puerto Rico Code.

Capital Gain Dividends. Capital Gain Dividends will be subject to a capital gains tax of a maximum of 15% in the case of Puerto Rico Individuals and PR Trusts, and to a capital gains tax of a maximum of 20% in the case of Puerto Rico Entities. If the alternate basic tax is applicable to a Puerto Rico Individual or a PR Trust, the Capital Gain Dividends of Puerto Rico Individuals and PR Trusts may be subject to an additional 9% tax.

Tax Exempt Dividends. Tax Exempt Dividends distributed to Puerto Rico Investors will be exempt from Puerto Rico income tax.

Impact of Repurchase Agreements on Tax Exempt Dividends. The Fund intends to borrow money by entering into repurchase agreements, pursuant to which the Fund will sell securities, subject to the purchaser’s and the Fund’s agreement to respectively sell and purchase the securities or identical securities, on a future date. The repurchase price of the securities will be equal to the initial sales price of the securities, plus an amount equal to the interest accrued from the date of sale to the date of repurchase of the securities. The repurchase agreements will generally grant the purchaser the right to sell, transfer, pledge or hypothecate the securities. Generally, the securities that will be sold by the Fund pursuant to the repurchase agreements will consist of obligations of the United States government, municipal securities, and other securities, the interest from which is exempt from Puerto Rico income tax.

Repurchase agreements are generally treated as collaterized loans for Puerto Rico income tax purposes and thus, the tax exempt interest of the securities purportedly sold to the purchaser, constitutes tax exempt income of the Fund. However, repurchase agreements that grant the purchaser the right to sell, transfer, pledge or hypothecate the securities could be treated as sales of the securities by the PRTD. In such event, the tax exempt interest of the securities would not constitute tax exempt income of the Fund, and the portion of the Tax Exempt Dividends distributed by the Fund from such interest could be treated either as Taxable Dividends or Capital Gain Dividends. If Taxable Dividends treatment were applicable, the Puerto Rico Individuals and PR Trusts would be subject to the 15% Withholding Tax on such portion of the Tax Exempt Dividends (and additional 9% if such investor is subject to the alternate basic tax), and, because of the 85% dividend received deduction of the Puerto Rico Code, the Puerto Rico Entities would be subject to a maximum effective income tax rate of 5.625% (15% of the portion of the Tax Exempt Dividend x 37.5% maximum regular corporate income tax rate). On the other hand, if Capital Gains Dividends treatment were applicable, the Puerto Rico Individuals and PR Trusts and the Puerto Rico Entities will be subject to the 15% and 20% maximum income tax, respectively. If the alternate basic tax is applicable to a Puerto Rico Individual or a PR Trust, the Capital gain Dividend may be subject to an additional 9% tax

Distributions of Principal. Distributions made by the Fund during a taxable year, will be treated as Dividends to the extent that for such year the Fund has current or accumulated earnings and profits, as determined under the Puerto Rico Code. Distributions in excess of current and accumulated earnings and profits will be treated as a tax-free return of capital to the Puerto Rico Investor to the extent of such investor’s tax basis in its Shares. To the extent that such distributions exceed the Puerto Rico Investor’s tax basis in the Shares, such excess will be treated as a gain derived from the sale, exchange or other disposition of the Shares. If the Shares have been held by the Puerto Rico Investor for more than one year and constitute a capital asset in the hands of the Puerto Rico Investor, the gain will qualify as a long-term capital gain. The Puerto Rico Code provides long-term capital gains tax rates for Puerto Rico Individuals, PR Trusts and Puerto Rico Entities for long-term capital gains realized from the sale or exchange of Shares of the Fund. See, “Sale, Exchange or Other Disposition of the Shares.”

Sale, Exchange or Other Disposition of the Shares. Gains realized from the sale, exchange or other disposition of Shares which have been held by a Puerto Rico Investor for more than one year and constitute capital assets in the hands of the Puerto Rico Investor, will be subject to a capital gains tax of a maximum of 15% in the case of Puerto Rico Individuals and PR Trusts, and a capital gains tax of a maximum of 20% in the case of Puerto Rico Entities. If the alternate basic tax is applicable to a Puerto Rico Individual or a PR Trust, the gain derived by Puerto Rico Individuals or PR Trusts may be subject to an additional 9% tax.

Puerto Rico Investors may elect to treat such gains as ordinary income subject to regular income tax instead of the applicable capital gains tax.

Losses during a taxable year from the sale, exchange or other disposition of Shares that constitute capital assets in the hands of Puerto Rico Investors are deductible only to the extent of gains from the sale, exchange or other disposition of capital assets during the taxable year. In the case of Puerto Rico Entities, the excess of capital losses incurred in a taxable year over the capital gains derived during the same taxable year may be carried forward as a deduction against future net capital gains, but only to the extent of 90% of the net capital gains derived during the particular taxable year. Puerto Rico Individuals may (a) deduct up to $1,000 of net capital losses incurred in a taxable year from ordinary income for such taxable year and (b) any remaining net capital losses may be carried forward to the following seven (7) taxable years as a deduction against net capital gains derived in such years provided however that the deduction may not exceed 90% of such capital gains.

Redemption of Shares. The partial or total redemption of Shares is generally treated as a sale or exchange of Shares, unless the redemption is “essentially equivalent to a dividend.” If a redemption of Shares is treated as “essentially equivalent to a dividend,” then the redemption is treated as a Dividend to the extent of the Fund’s current and accumulated earnings and profits. In determining whether a redemption should be treated as “essentially equivalent to a dividend,” the Puerto Rico Code Regulations provide that (i) pro-rata redemptions of Shares are generally treated as essentially equivalent to a dividend, and (ii) redemptions that terminate a shareholder’s interest or that reduce such shareholder’s interest by more than 20% are not treated as “essentially equivalent to a dividend.” However, neither the Puerto Rico Code nor the Puerto Rico Code Regulations set forth guidelines to determine which other redemptions are not essentially equivalent to a dividend distribution. In the absence of Puerto Rico guidelines, the PRTD generally follows the principles established under the U.S. Code, the Code Regulations, rulings and other administrative pronouncements of the IRS, and federal court decisions.

Estate and Gift Taxes. No Puerto Rico estate and gift tax will be imposed on transfers of Shares by a Puerto Rico Individual that occur after December 31, 2017.

Municipal License Taxes. In accordance with the PRMC, dividends distributed by the Fund to Puerto Rico Investors are not subject to municipal license tax.

Property Taxes. In accordance with the PRMC Code, the Shares are exempt from Puerto Rico personal property taxes in the hands of the Puerto Rico Investors.

Puerto Rico Taxation as a result of offering to UBS Puerto Rico IRA Trust

The Shares of the Fund may be sold to the UBS Puerto Rico IRA Trust for the benefit of “individual retirement account” (“IRA”) accountholders that are individuals who have their principal residence in Puerto Rico and direct the UBS Puerto Rico IRA Trust to make such investment on their behalf. The UBS Puerto Rico IRA Trust is a trust that qualifies as a Puerto Rico individual retirement account trust pursuant to the Puerto Rico Code, and whose trustee is UBS Trust Company of Puerto Rico.

For purposes of this discussion, it has been assumed that (i) the UBS Puerto Rico IRA Trust is a trust created or organized under the laws of Puerto Rico that qualifies as an IRA pursuant to Section 1081.02 (“Regular IRAs”) or 1081.03 (“Non-Deductible IRAs”) of the Puerto Rico Code and, as such, is exempt from Puerto Rico income tax on its investment income, gains and earnings, and (ii) for each taxable year the Fund meets the 90% Distribution Requirement.

Taxation of the UBS Puerto Rico IRA Trust. Pursuant to the Puerto Rico Code, the UBS Puerto Rico IRA Trust is exempt from Puerto Rico income taxes. Accordingly, the UBS Puerto Rico IRA Trust is exempt from Puerto Rico income tax on all distributions made by the Fund, and the gains resulting from the partial or total redemption of Shares. The Tax Exempt Dividends received by the UBS Puerto Rico IRA Trust are treated as tax exempt income derived by the UBS Puerto Rico IRA Trust.

Puerto Rico Taxation of Certain Distributions made by IRAs

Generally, an actual or deemed distribution from an IRA to its participants will be subject to Puerto Rico regular income tax under the Puerto Rico Code. However, Tax Exempt Dividends received by such IRA will increase the IRA participant’s basis in the IRA. As such, the IRA participant will not be subject to Puerto Rico income tax on the distribution from an IRA that is attributable to Tax Exempt Dividends.

As provided in the Puerto Rico Code, a participant’s basis in the IRA will also increase by the amount of the accumulated and not distributed balance of the IRA for which the participant previously elected to prepay the Puerto Rico income tax at reduced rates, as authorized by the former Puerto Rico Internal Revenue Code of 1994, as amended (the “1994 Code”) or the Puerto Rico Code.

Generally, an actual or deemed distribution from a non-deductible IRA that is a “Qualified Distribution” under Section 1081.03 of the Puerto Rico Code is not subject to Puerto Rico regular income tax. Other distributions from such an IRA are generally subject to Puerto Rico regular income tax under the Puerto Rico Code.

Distributions from IRAs that qualify as “income from sources within Puerto Rico” qualify for an optional 10% withholding tax under the Puerto Rico Code. However, the amount of any distribution for which the recipient elects such optional 10% withholding tax will be taken into account in computing such individual’s alternate basic tax.

The Puerto Rico Code also provides for an optional 10% withholding tax for certain distributions from IRAs, other than distributions of the amounts contributed to the IRAs, made to persons receiving pension benefits from certain government sponsored retirement systems. However, the amount of any distribution for which the recipient elects such optional 10% withholding tax will be taken into account in computing such person’s alternate basic tax.

Distributions from IRAs prior to the IRA accountholder attaining the age of 60 years may be subject to a 10% penalty.

The Puerto Rico Code provides special rules for distributions due to a disaster declaration issued by the Governor.

IRA accountholders are urged to consult their tax advisors regarding specific questions as to Puerto Rico or U.S. taxes or as to the consequences of an investment in the Shares under the tax laws of Puerto Rico and the United States. IRA accountholders are also strongly encouraged to review the disclosure statement and adoption agreement provided to them by the UBS Puerto Rico IRA Trust, upon opening an IRA.

United States Taxation

Taxation of the Fund

For purposes of the U.S. Code, the Fund is treated as a foreign corporation. Based on certain representations made by the Fund and the Investment Adviser, the Fund should not be treated as engaged in a trade or business within the United States for purposes of the U.S. Code. As a foreign corporation not engaged in a U.S. trade or business, the Fund should generally not be subject to U.S. federal income tax on gains derived from the sale or exchange of personal property. However, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Code, and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to the regular U.S. corporate income tax on its effectively connected taxable income, and possibly to a 30% branch profits tax and state and local taxes as well.

In addition, gains from the disposition of a “United States Real Property Interest,” as defined in Section 897 of the U.S. Code, and gains from the sale of the interests in a partnership that is engaged in a trade or business may be treated as effectively connected to a trade or business in the U.S. and subject to U.S. federal income tax and 30% branch profit tax. The Fund is also subject to a 30% U.S. withholding tax on certain types of income from sources within the U.S, such as dividends and interest. However, interest that qualifies as “portfolio interest” is not subject to the 30% income tax. In addition, dividends from sources within the United States may qualify for a reduced 10% rate if certain conditions are met.

The imposition of a U.S. corporate income tax on the Fund or a U.S. withholding tax on interest payments to the Fund could materially adversely affect the Fund’s ability to make payments to its shareholders.

The “FATCA” rules of the U.S. Code also impose a 30% withholding tax upon most payments of U.S. source income (the “Withholdable Payments”) made to certain “foreign financial institutions” or “non-financial foreign entities” (“NFFE”), unless certain certification and reporting requirements are satisfied. In the case of most payments of U.S. source income, the 30% withholding is currently applicable. The Code Regulations provide an exception for certain obligations outstanding on July 1, 2014.

The Code Regulations treat the Fund as a NFFE. Thus, after June 30, 2014, the Fund would have been required to provide to the payors of such income (except with respect to certain grandfathered obligations) certain information with respect to its investors, and the payors would have been required to disclose such information to the IRS. However, the Fund elected to be treated as a direct reporting NFFE, and, as such, it was required to provide such information directly to the IRS (instead of providing it to such payors) by filing Form 8966 with the IRS on March 31st of each year.

If the Fund is unable to obtain the required information from any such investor or otherwise fails or is unable to comply with the requirements of the U.S. Code, the Code Regulations or any other implementing rules, the Withholdable Payments made to the Fund may be subject to a 30% withholding tax.

Even though the record holders of the issued and outstanding Shares based on any prior prospectus did not, at that time, have the obligation to provide the information with respect to the Fund’ investors that is required to comply with the FATCA requirements of the U.S. Code, these Puerto Rico Investors are now subject to these requirements and will not be entitled to redeem their Shares if the information is not provided. The Fund will request the information from the record holders of such Shares and will seek the agreement of such record holders to timely provide the information to enable the Fund to comply with the U.S. Code in the future. However, if the Fund is unable to obtain such information from any such record holder or otherwise fails or is unable to comply with the requirements of the U.S. Code, the Code Regulations or any other implementing rules, the Withholdable Payments made to the Fund will be subject to the 30% withholding tax.

To ensure that the Puerto Rico Investors that acquire Shares after the date hereof will have the obligation to timely provide the Fund the information required to comply with the U.S. Code, by making an investment in Shares, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements and authorizes the Fund to redeem the Shares of any investor that fails to timely provide such information or certifications. In addition, any investor that fails to timely provide the requested information or certifications will be required to indemnify the Fund for the entirety of the 30% percent tax withheld on all of the Fund’s income as a result of such investor’s failure to provide the information.

Taxation of Puerto Rico Individuals and Puerto Rico Entities

Dividends. Under Section 933 of the U.S. Code, Puerto Rico Individuals will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico. Dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Puerto Rico Individual. However, in the case of Puerto Rico Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting Shares (the “10% Shareholders”), only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. The Puerto Rico source ratio of any dividend from the Fund is a fraction, the numerator of which equals the gross income of the Fund from sources within Puerto Rico during the 3-year period ending with the close of the taxable year of the payment of the dividend (or such part of such period as the Fund has been in existence, if less than 3 years) and the denominator of which equals the total gross income of the Fund for such period. In the case of 10% Shareholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) may be subject to U.S. income tax.

The U.S. Code contains certain attribution rules pursuant to which Shares owned by other persons are deemed owned by the Puerto Rico Individuals for purposes of determining whether they are 10% Shareholders. To determine whether a Puerto Rico Individual is a 10% Shareholder, the Puerto Rico Individual must consult his or her tax advisor and obtain from his or her financial advisor the information that the tax advisor deems appropriate for such purpose. If it is determined that a Puerto Rico Individual is a 10% Shareholder, such individual must obtain from his or her financial advisor the information to determine which part of the dividend is from sources outside of Puerto Rico and may thus be subject to U.S. federal income tax.

Puerto Rico Individuals will not be allowed a U.S. tax deduction from gross income for amounts allocable to such Fund’s dividends not subject to U.S. federal income tax.

Puerto Rico Investors should also note that the Code Regulations under Section 937(b) of the U.S. Code addressing “conduit arrangements” may impact the source of income of dividends distributed by the Fund. In general, the Code Regulations describe a “conduit arrangement” as one in which pursuant to a plan or arrangement, income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a like kind) to a third person in exchange for one or more payments constituting income from sources within the United States. Based on the current language of the Regulations and the guidance offered therein, the Fund is not expected be considered a “conduit arrangement” under the Code Regulations. The Fund does not plan to request a ruling from the IRS with respect to the non-

applicability of such conduit rule to the Fund and no assurance can be given that the IRS or the courts will agree with the expected tax treatment described herein. You should consult your tax advisor as to this matter.

Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the United States. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. Dividends distributed by the Fund to Puerto Rico corporations are expected to constitute income from sources within Puerto Rico. Accordingly, Puerto Rico corporations not engaged in a U.S. trade or business are not expected to be subject to U.S. taxation on dividends received from the Fund and dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.

The U.S. Code provides special rules for Puerto Rico Entities that are treated as partnerships for U.S. federal income tax purposes.

Sales, Exchange or Disposition of Shares. Gain, if any, from the sale, exchange or other disposition of Shares by a Puerto Rico Individual, including an exchange of Shares of the Fund for Shares of an affiliated investment company, will generally be treated as Puerto Rico source income and, therefore, exempt from federal income taxation.

A Puerto Rico corporation that invests in the Fund will be subject to U.S. federal income tax on a gain from a disposition of Shares only if the gain is effectively connected to a U.S. trade or business carried on by the Puerto Rico corporation.

The U.S. Code provides special rules for Puerto Rico Entities that are subject to federal income tax as partnerships.

PFIC Rules. The Fund will likely be treated as a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes. Under the PFIC rules, a Shareholder that is a U.S. person (i.e., a citizen or resident of the U.S., a U.S. domestic corporation or partnership, or an estate or trust that is taxed as a resident of the U.S.) (such Shareholder is referred to as a “U.S. Shareholder”), that disposes of its PFIC stock at a gain, is treated as receiving an “excess distribution” equal to such gain. In addition, if a U.S. Shareholder receives a distribution from a PFIC in excess of 125% of the average amount of distributions such Shareholder received from the PFIC during the three preceding taxable years (or shorter period if the U.S. Shareholder has not held the stock for three years), the U.S. Shareholder is also treated as receiving an “excess distribution” equal to such excess. In general, an “excess distribution” is taxed as ordinary income, and to the extent it is attributed to earlier years in which the PFIC stock was held, is subject to the highest applicable income tax rate and to an interest charge which the U.S. Code refers to as the “deferred tax amount.”

Prop. Reg. Sec. 1.1291-1(f) states that a “deferred tax amount” will be determined under Section 1291 of the Code on amounts derived from sources within Puerto Rico by Puerto Rico Individuals only to the extent such amounts are allocated to a taxable year in the Shareholder’s holding period during which the Shareholder was not entitled to the benefits of Section 933 thereof. Thus, under the proposed regulations, Puerto Rico Individuals will not be subject to the PFIC provisions in connection with dividends received from the Fund or a gain from the sale or exchange of Shares if (a) they are entitled to the benefits of Section 933 of the U.S. Code for each entire taxable year that they hold Shares, and (b)(1) in the case of dividends, the dividends from the Fund qualify as Puerto Rico source income under the U.S. Code, and (2) in the case of a gain from the sale or exchange of Shares, the gain qualify as Puerto Rico source income under the U.S. Code. Puerto Rico corporations are not U.S. Shareholders for purposes of the PFIC provisions.

Puerto Rico Individuals have to file a Form 8621, Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund with the Internal Revenue Service, unless an exemption from the filing requirement is applicable. If an exemption is not applicable, the informative return must be filed on or before the due date of the federal income tax return, regardless of whether the Puerto Rico Individual has the obligation to file a United States federal income tax return. You are urged to consult with your tax advisor whether you have the obligation to file this informative return.

Estate and Gift Taxes

Under the provisions of the U.S. Code, the Shares will not be subject to U.S. estate and gift taxes if held by a Puerto Rico Individual who is a citizen of the U.S. who acquired his or her citizenship solely by reason of his or her Puerto Rico citizenship, birth or residence in Puerto Rico and was domiciled in Puerto Rico, in the case of estate taxes, at the time of death, and in the case of gift taxes, at the time the gift was made.

Potential investors are advised to consult their own tax advisers as to the consequences of an investment in the Fund under the tax laws of Puerto Rico and the U.S., including the consequences of the sale or redemption of Shares.

United States Taxation as a result of offering to the UBS Puerto Rico IRA Trust

The U.S. federal income tax treatment of the UBS Puerto Rico IRA Trust with respect to any Dividends, and the gain, if any, resulting from the sale, exchange or disposition of Shares (“Gain”), hinges upon the characterization of the UBS Puerto Rico IRA Trust for U.S. federal income tax purposes. Generally, the UBS Puerto Rico IRA Trust will be characterized for U.S. federal income tax purposes as either a foreign (non-U.S.) corporation or partnership, and it is so assumed for purposes of this summary. Accordingly, the UBS Puerto Rico IRA Trust and its beneficiaries are not generally subject to U.S. federal income tax on the Dividends and the Gain if (i) the UBS Puerto Rico IRA Trust is treated as foreign (non-U.S.) corporation, and such income and Gain are not effectively connected with a trade or business within the United States of the UBS Puerto Rico IRA Trust; or (ii) the UBS Puerto Rico IRA Trust is treated as partnership, provided that the partners of the UBS Puerto Rico IRA Trust are not subject to U.S. federal income tax on such income and Gain pursuant to the provisions of Section 933 of the U.S. Code.

IRA accountholders are urged to consult their tax advisors regarding specific questions as to Puerto Rico or U.S. taxes or as to the consequences of an investment in the Shares under the tax laws of Puerto Rico and the United States. IRA accountholders are also strongly encouraged to review the disclosure statement and adoption agreement provided to them by the UBS Puerto Rico IRA Trust, upon opening an IRA.

Taxation of U.S. Investors

Except for Puerto Rico Individuals, shares were not designed to be offered to persons that are “United States persons” within the meaning of Code Section 7701(a)(30) of the U.S. Code (“U.S. Investors”). It is expected that the Fund will be treated as a PFIC and may be treated as a CFC as those terms are defined in the U.S. Code and the Code Regulations. Thus, if a shareholder were to become a U.S. Investor (or if the Fund were to admit a U.S. Investor), an investment in the Fund may cause a U.S. Investor to recognize taxable income prior to the investor’s receipt of dividends, pay an interest charge on the receipts of dividends, other distributions or gains from the sale or exchange of shares held in the Fund and recognize ordinary income that otherwise would have been treated as capital gain for U.S. federal income tax purposes. For these purposes, a US Investor would include an individual that no longer qualifies as a Puerto Rico Individual. The Fund does not intend to provide information necessary to make a QEF election within the meaning of Code section 1295 with respect to the Fund.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past year. Since Class P Shares of the Fund have not commenced operations as of the date of this prospectus, the financial information in the table below shows the Fund’s financial performance for the periods indicated for Class A Shares of the Fund. The performance of Class P Shares would be substantially similar to Class A Shares because Class P Shares and Class A Shares are invested in the same portfolio of securities and performance would differ only to the extent that Class P Shares and Class A Shares have different expenses. The actual returns of Class P Shares would have been higher than those of Class A Shares because Class P Shares have lower expenses than Class A Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

Financial Highlights - Class A Shares

			For the fiscal year ended
			December 31, 2021

Increase (Decrease) in Net Asset Value:

Per Share		Net asset value applicable to common stock, beginning of period	$12.20

Operating		Net investment income	0.43
Performance: (a)		Net realized loss and unrealized appreciation (depreciation) from investments	(0.26)

		Total from investment operations	0.17

		Less: Dividends from net investment income to common shareholders	(0.47)

		Net asset value applicable to common stock, end of period	$11.90

Total
Investment Return: (b)		Based on net asset value per share *	1.44%

Ratios:	(c) (d) (e)	Net expenses to average net assets applicable to common shareholders - net of waived fees	1.86%
		and reimbursed expenses
	(c) (d)	Gross expenses to average net assets applicable to common shareholders	2.47%
	(c)	Gross operating expenses to average net assets applicable to common shareholders	2.04%
	(c)	Interest and leverage related expenses to average net assets applicable to common shareholders	0.43%
	(c) (e)	Net investment income to average net assets - net of waived fees and reimbursed expenses	3.59%

Supplemental
Data:		Net assets, end of period (in thousands)	$86,535

		Portfolio turnover	8.18%

		Portfolio turnover excluding the proceeds from calls of portfolio securities and the proceeds from mortgage-backed securities paydowns	8.18%

	*	Total investment return excludes the effects of sales loads.

	(a)	Based on average outstanding shares of 7,395,457 for the fiscal year ended December 31, 2021.

	(b)	Dividends are assumed to be reinvested at the per share net asset value on the ex-dividend date.

	(c)	Based on average net assets of $88,329,255 for the fiscal year ended December 31, 2021.

	(d)	Expenses include both operating and leverage related expenses.

	(e)	The effect of the expenses waived for the fiscal year ended December 31, 2021 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets by 0.61%.

General Information

If you want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders, which may be viewed at [www.ubs com/prfunds].

In an effort to reduce the Fund’s printing and mailing costs, the Fund plans to consolidate the mailing of its annual report by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their broker.

Additional Information

You may discuss your questions about the Fund by contacting your UBS Financial Advisor or other selected securities dealer. You may obtain free copies of annual and quarterly reports by contacting the Fund directly at 1-787-250-3600.

Privacy Policy

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

●	Investor applications and other forms,

●	Written and electronic correspondence,

●	Telephone contacts,

●

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

●	Website visits,

●	Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

Fund Charter Provisions

Certain charter provisions of the Fund might be void and unenforceable under the Investment Company Act, including, without limitation, provisions (i) permitting indemnification of officers and directors to the fullest extent permitted by Puerto Rico law, (ii) setting forth the required vote for changes to fundamental policies of the Fund, and (iii) stating that to the fullest extent permitted by Puerto Rico law, no officer or director will be liable to the Fund or shareholders.

Statement of Additional Information

For further information about the Fund, including how the Fund invests, please see the Fund’s Statement of Additional Information, dated [    ], 2022 (the “SAI”).

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

1940 Act File No. 811-23687

The information in this Statement of Additional Information is not complete and may be changed. The securities described herein may not be sold until the registration statement becomes effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated March 21, 2022

STATEMENT OF ADDITIONAL INFORMATION

U.S. MONTHLY INCOME FUND FOR PUERTO RICO RESIDENTS,

INC.

250 Munoz Rivera Avenue, Tenth Floor, San Juan, Puerto Rico 00918 • (787) 250-3600

This Statement of Additional Information (“SAI”) of U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (the “Fund”) is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated [    ], 2022, as it may be amended or supplemented from time to time (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) and can be obtained, without charge, by writing or calling the Fund at the address or telephone number printed above, or on the Fund’s website at [www.ubs.com/prfunds]. The Prospectus is incorporated by reference into this SAI, and this SAI has been incorporated by reference into the Fund’s Prospectus. Only Puerto Rico Residents will receive the tax benefits of an investment in the Fund. See the section “Puerto Rico Taxation” for a description of such tax benefits. In addition, the Fund does not intend to qualify as a “RIC” under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not a Puerto Rico Resident will not receive the tax benefits (such as “RIC” tax treatment) of an investment in typical U.S. mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and may have adverse tax consequences for US federal income tax purposes.    This SAI does not include all information that a prospective investor should consider before investing in the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. In addition, the Fund’s audited financial statements and the auditor’s report included in the Fund’s annual report for the fiscal year ended December 31, 2021 are incorporated by reference herein. Such reports include presentations and disclosures in accordance with guidance set forth by Regulation S-X. You may also obtain a copy of the prospectus on the SEC’s website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the 1940 Act or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority.

Share Class	Ticker Symbol
Class A Shares	PRAJX
Class P Shares	PRAKX

UBS Asset Managers of Puerto Rico — Investment Adviser

Nuveen Asset Management, LLC — Subadviser

UBS Financial Services Inc. — Distributor

The date of this Statement of Additional Information is [                ], 2022.

1

i

History of the Fund

The Fund is registered as an open-end management investment company under the 1940 Act. The Fund was incorporated in the Commonwealth of Puerto Rico on September 27, 2012. Prior to May 19, 2021, the Fund was registered as an investment company under the Puerto Rico Investment Companies Act of 1954, as amended and operated as such under the laws of Puerto Rico. In 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act was signed into law in the United States and effectively requires investment companies organized under the laws of Puerto Rico to register as investment companies under the 1940 Act. As a result, the Fund has been registered under the 1940 Act since May 19, 2021.

As of the date of this SAI, the Fund is authorized to issue 88,000,000 shares of beneficial interest (“Shares”) with a par value of $0.01 per share, which may be divided into different series and classes. The Fund is offering Class A Shares and Class P Shares at this time pursuant to the Prospectus.

Investment Objectives, Policies and Restrictions

Please see the Prospectus for more information about the Fund’s investment objective and policies. Additional information regarding the Fund’s investment objective and policies is included below.

The investment objective of the Fund may be changed by the Board of Directors (the “Board”) without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective.

The Fund is classified as non-diversified under the 1940 Act.

The Fund has adopted restrictions and policies relating to the investment of its assets and activities. Certain of the investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares) and in some cases, supermajority, of the Fund’s outstanding voting securities (it being understood that, with respect to these voting requirements or standards, the Fund will take no action that is at that time inconsistent with the Investment Company Act). The Fund has also adopted certain non-fundamental investment restrictions, which may be changed by the Board without shareholder approval.

Investment Policies and Restrictions

The Fund is subject to the following investment restrictions, all of which are fundamental policies. The Fund may not:

(a)        borrow money, except as permitted under the 1940 Act; or

(b)        issue senior securities to the extent such issuance would violate the 1940 Act.

Notations Regarding the Funds’ Fundamental Investment Restrictions

The following notations are not considered to be part of the Fund’s fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to borrowing money set forth in (a) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, including to finance redemptions. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements and dollar rolls, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with Commission staff guidance and interpretations prior to the compliance date of new Rule 18f-4 under the 1940 Act (“Rule 18f-4”), when a fund engages in such transactions, instead of maintaining asset coverage of at least 300%, the fund may segregate or earmark liquid assets, or enter into an

SAI-1

offsetting position, in an amount at least equal to the fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). On and after the compliance date of Rule 18f-4, borrowing through reverse repurchase agreements and dollar rolls will also be subject to the 300% asset coverage requirement.

The policy in (a) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit the fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings (e.g., collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions) are not subject to the policy.

In addition, the Fund may not change (i) the restrictions in (e), (g), (h) and (i) below without the approval of a majority of the shareholders (as defined in the 1940 Act and as described above, and (ii) any other restriction described below without the approval of a majority of the Board and prior written notice to shareholders of the Fund:

The Fund may not:

(a)        purchase the securities of any one issuer, if after such purchase it would own more than 25% of the voting securities of such issuer;

(b)        make an investment in any one industry if, at the time of purchase, the investment would cause the aggregate value of the Fund’s investments in such industry to equal 25% or more of the Fund’s total assets, provided that this limitation shall not apply to (i) investments in high quality, short-term securities issued by Puerto Rico investment companies, (ii) investments in securities issued or guaranteed by the United States government, its agencies or instrumentalities, and (iii) tax-exempt Puerto Rico municipal obligations, other than those backed only by the assets or revenues of a non-governmental entity. For purposes of this restriction, the intended or designated use of real estate shall determine its industry, domestic and foreign banking will be considered separate industries, and mortgage-backed and asset-backed securities not issued or guaranteed by an agency or instrumentality of the United States government will be grouped in industries based on their underlying assets and not treated as a single, separate industry;

(c)        make an investment in any one issuer if, at the time of purchase, the investment would cause the aggregate value of all the Fund’s investments in such issuer to equal 25% or more of the Fund’s total assets; provided that this limitation shall not apply to investments in securities issued or guaranteed by the Commonwealth of Puerto Rico, U.S. Government, or any of their agencies or instrumentalities (including GNMA, FNMA and FHLMC mortgage-based securities);

(d)        purchase securities on margin, except for short term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options or future contracts;

(e)        engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the acquisition or disposition of portfolio securities, the Fund may be deemed an underwriter under U.S. securities laws and except that the Fund may write options;

(f)        make short sales of securities or maintain a short position, except that the Fund may sell short “against the box.” A short sale “against the box” occurs when the Fund owns an equal amount of the securities sold or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short;

(g)        purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein (including mortgage-backed securities), and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to liquidate real estate acquired as a result of such enforcement; provided, however, that such securities and any such real estate securing a security acquired by the Fund shall not be a “U.S. real property interest” within the meaning of Section 897 of the U.S. Code;

SAI-2

(h)        purchase or sell commodities or commodity contracts, except that the Fund may enter into swap agreements, options, futures contracts;

(i)        make loans, except through reverse repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, shall not be deemed to be the making of a loan;

(j)        purchase securities of other investment companies, unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such investment company is owned by the Fund, (ii) 5% of the Fund’s total assets, valued at market value, would be invested in any one such investment company, (iii) 10% of the Fund’s total assets, valued at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company;

(k)        make investments for the purpose of effecting control of management; or

(l)        lend portfolio securities, except to the extent that such loans, if and when made, do not exceed 33 1⁄3% of the total assets of the Fund valued at market value.

Regulation Regarding Derivatives

The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

Description of Certain Investments, Investment Techniques

and Investment Risks

Set forth below are descriptions of some of the types of investments and investment techniques that the Fund may utilize, as well as certain risks and other considerations associated with such investments and investment techniques. The information below supplements the information contained in the Fund’s Prospectus under “More Information About the Fund—Principal Investment Strategies of the Fund”, “More Information About the Fund—Other Investments”, “More Information About the Fund—Principal Risks” and “More Information About the Fund—Additional Risks”.

Hedging, Related Income Strategies and Associated Risks

General Description of Hedging and Related Income Strategies. As discussed in this Prospectus, the Fund may use a variety of financial instruments (“Derivative Instruments”), including securities options, financial futures contracts (“futures contracts”), options on futures contracts, and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets. The use of these instruments for income enhancement purposes subjects the Fund to substantial risks of losses which would not be offset by gains on other portfolio assets or acquisitions. The Fund may invest up to 5% of its assets in Derivative Instruments. Such limit may be exceeded only for the purpose of hedging and subject to the approval of the Board. However, the Fund will not enter into futures contracts or options thereon unless an exclusion or exemption or comparable relief from applicable registration requirements contained in the regulations administered by the CFTC is obtained by the Investment Adviser or sub-investment adviser. There can be no assurance that such relief will be granted or that the strategies discussed in this section can be implemented.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held by the Fund. Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a

SAI-3

security to hedge against a potential decline in the value of that security. If the price of the security declines below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in the Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increases above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

Derivative Instruments on securities generally are used to hedge against both price movements in one or more particular securities positions that the Fund owns or intends to acquire or fluctuations in interest rates. Derivative Instruments on bond indices, in contrast, generally are used to hedge against price movements in broad fixed income market sectors in which the Fund has invested or expects to invest.

In addition to the products, strategies and risks described below and in this Prospectus, the Investment Adviser or sub-investment adviser expects to seek additional opportunities in connection with securities options, futures contracts and other hedging techniques. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. The Investment Adviser or sub-investment adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. For example, the Investment Adviser may use these techniques to achieve a risk/return profile for the Taxable PR Securities Portion consistent with the U.S. municipal market.

Special Risks of Hedging Strategies. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow:

(1)        Successful use of most Derivative Instruments depends upon the Investment Adviser’s or sub-investment adviser’s ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While the Investment Adviser and sub-investment adviser are experienced in the use of Derivative Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

(2)        There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

(3)        Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because the Investment Adviser or sub-investment adviser projected a decline in the price of a security in the Fund, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. Depending on the degree of correlation between a Derivative Instrument and the security or interest rate being hedged, it is possible that the Fund could sustain losses on both positions. Similarly, transaction costs incurred in connection with a Derivative Instrument can exceed the amount of the benefits received. In any such case, the Fund would have been in a better position had it not hedged at all.

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(4)        As described below, prior to the compliance date of Rule 18f-4, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchase options). If the Fund is unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires or matures. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

(5)        Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move beyond the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event and in the event of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio assets being hedged, if any, may offset, partially or completely, losses on the futures contract.

(6)        If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily be at increased prices which reflect the decline in interest rates.

(7)        Because of the low margin deposits normally required in futures contract trading (typically between 2% and 5% of the value of the contract purchased or sold), an extremely high degree of leverage is typical of a futures contract trading account. As a result, a relatively small price movement in a futures interest contract may result in immediate and substantial losses to the investor. For example, if at the time of purchase 5% of the price of a contract is deposited as margin, a 5% decrease in the value of the contract would, if the contract is then closed out, result in a total loss of the margin deposit before any deduction for brokerage commissions. A decrease of more than 5% would result in a loss of more than the total margin deposit. Thus, like other leveraged investments, any purchase or sale of a futures interest contract may result in losses in excess of the amount invested.

(8)        Most U.S. commodity exchanges limit fluctuations in certain futures interest contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Pursuant to such regulations, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Prices in various contracts have occasionally moved beyond the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Fund from promptly liquidating unfavorable positions and subject the Fund to substantial losses. While daily limits may reduce or effectively eliminate the liquidity of a particular market, they do not limit ultimate losses, and may in fact substantially increase losses because they may prevent the liquidation of unfavorable positions.

In addition, the Fund may not be able to execute trades at favorable prices if little trading in the contracts involved is taking place. Under some circumstances, the Fund may be required to accept or make delivery of the underlying financial instrument if the position cannot be liquidated prior to its expiration date. It also is possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract, or order that trading in a particular contract be conducted for liquidation only.

(9)        The CFTC and the U.S. commodity exchanges have established limits referred to as “speculative position limits” or “position limits” on the maximum net long or net short position which any person or group of persons may own, hold, or control in particular futures contracts. Under currently applicable regulations, the Fund as a whole will be required to comply with position limits as if it were a single trader. Position limits may prevent the Fund from acquiring positions which

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might otherwise have been highly profitable. Any violation of speculative position limits would lead to mandatory liquidation of positions, possibly on unfavorable terms.

Cover. Transactions using Derivative Instruments which are not transacted on or subject to the rules of a regulated futures contract exchange or securities exchange, other than purchased options, will expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts, or (2) cash, receivables, and/or short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover could impede portfolio management or the Fund’s ability to meet other current obligations.

Covered Straddles. The Fund may purchase and write (sell) covered straddles on securities or bond indices. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a long straddle when the Investment Adviser or sub-investment adviser believes that it is likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a short straddle when the Investment Adviser or sub-investment adviser believes that it is unlikely that interest rates will be as volatile during the term of the options as the option pricing implies.

Options. The Fund may purchase put and call options, and write covered put and call options, on debt securities and bond indices. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the underlying security declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligations under a call option that it has written by purchasing an identical call option. This is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it has purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the “counterparty”) to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

Generally, the OTC debt options used by the Fund will be European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American style options, which are exercisable at any time prior to the expiration date of the option.

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The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Guideline for Options on Securities. In view of the risks involved in using the options strategies described above, the Board has determined that the Fund may purchase a put or call option, including any straddles or spreads, only if the premium paid when aggregated with the premiums on all other options held by the Fund does not exceed 5% of the Fund’s total assets. This guideline may be modified by the Board without Shareholder vote. Adoption of this guideline does not limit the percentage of the Fund’s assets at risk to 5%.

Futures. The Fund may purchase and sell interest rate futures contracts and bond index futures contracts. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it invests. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities or indices. Similarly, writing covered put options on futures contracts can serve as a limited long hedge.

The Fund may also write put options on interest rate futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when it is more advantageous to the Fund than is purchasing the futures contract.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its Custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. Government securities or other liquid, high-grade debt securities, in an amount generally equal to 2% to 5% or less of the contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory actions.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a put or call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and the Fund will not trade options on futures on any exchange or board of trade unless, in the Investment Adviser’s or sub-investment adviser’s opinion,

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the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund was unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Guideline for Futures and Related Options. In view of the risks involved in using the futures and options strategies that are described above, the Board has determined that the Fund will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on existing futures positions and initial margin deposits and premiums paid for related options would exceed 5% of the Fund’s total assets. This guideline may be modified by the Board without Shareholder vote. For purposes of this guideline, options on futures contracts traded on a commodities exchange are considered “related options.” Adoption of this guideline will not limit the percentage of the Fund’s assets at risk to 5%.

The Fund may use the following Derivative Instruments:

Options on Debt Securities. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Bond Indices. A bond index assigns relative values to the debt securities included in the index and fluctuates with changes in the market values of those debt securities. A bond index option operates in the same way as a more traditional option on a debt security, except that exercise of a bond index option is effective with cash payment and does not involve delivery of securities. Thus, upon exercise of a bond index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the bond index.

Interest Rate Futures Contracts. Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or other interest rate instrument at a specified future time and at a specified price or its equivalent cash-settled value. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or other interest rate instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of the debt security or other interest rate instrument.

Options on Futures Contracts. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long

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position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Bond Index Futures. A bond index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the debt securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Swaps and Interest Rate Protection Transactions. The Fund may enter into interest rate and other swaps, including interest rate protection transactions, interest rate caps, collars and floors. Swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on indices or specific securities or other assets, such as variable and fixed rates of interest that are calculated on the basis of a specified amount of principal (the “notional principal amount”) for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the first party makes payments to the counterparty when a designated market interest rate goes above a designated level of predetermined dates or during a specified time period, and the counterparty makes payments to the first party when a designated market interest rate goes below a designated level on predetermined dates or during a specified time period.

The Fund will engage in swap transactions directly with other counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization. Additionally, the financial integrity of swap transactions is generally unsupported by other regulatory or self-regulatory protections such as margin requirements, capital requirements, or financial compliance programs. Therefore, there are much greater risks of defaults with respect to swap transactions than with respect to exchange-traded futures or securities transactions.

The Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to effectively fix the rate of interest that it pays on one or more borrowings or series of borrowings. The Fund intends to use these transactions as a hedge and not as a speculative investment.

The Fund may enter into swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the Investment Adviser and the Fund believe such obligations do not constitute debt securities and accordingly, will not treat them as being subject to its borrowing restrictions.

The Fund will enter into such transactions only with banks and recognized securities dealers believed by the Investment Adviser or sub-investment adviser to present minimal credit risks in accordance with guidelines established by the Board. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

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Types of Municipal Obligations and Associated Risks

The Fund may invest in the following types of Municipal Obligations, subject to their availability, and in other types of Municipal Obligations that become available on the market from time to time (including BABs). Not all of the described Municipal Obligations are presently available.

Municipal Bonds, Industrial Development Bonds and Private Activity Bonds

Municipal bonds are debt obligations issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. “General obligation” bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. “Revenue” bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from another specific source, such as the user of the facility being financed. Certain municipal bonds are “moral obligation” issues, which normally are issued by special purpose public authorities. In the case of such issues, an express or implied “moral obligation” of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations.

The Fund may invest in industrial development bonds (“IDBs”) and private activity bonds (“PABs”), which are municipal bonds issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. IDBs and PABs are generally revenue bonds and thus are not payable from the unrestricted revenue of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed.

The Fund may not presently concentrate its investments, i.e., invest a relatively high percentage of its assets, in Municipal Obligations that are revenue bonds issued by entities which pay their debt service obligations from the revenues derived from similar projects such as hospitals, multifamily housing, nursing homes, continuing care facilities, commercial facilities (including hotels), electric utility systems or industrial companies. This limitation may be changed by a majority of the Fund’s outstanding voting securities. Any determination to allow concentration of the Fund’s investments in Municipal Obligations issued by entities that pay their debt service obligations from revenues derived from similar projects may make the Fund more susceptible to economic, political, or regulatory occurrences affecting that type of project. It is anticipated that a significant percentage of the Municipal Obligations in the Fund’s portfolio may be revenue bonds issued by entities or secured by facilities with a relatively short operating history.

Health Care Revenue Bonds. These securities include Municipal Obligations that are revenue bonds issued to finance hospitals, nursing homes and continuing care facilities and which are generally secured by the revenues of particular facilities. The ability of the issuers of such securities to meet their obligations is dependent upon, among other things, the revenues, costs and occupancy levels of the subject facilities and the competitive nature of these industries. In addition, a major portion of hospital and nursing home revenues typically is derived from Federal or state programs such as Medicare and Medicaid and from various insurers. Changes in such programs or in the rates paid by insurers may reduce revenues available for the payment of principal of or interest on such bonds. New governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely affect the revenues or costs of these issuers. Moreover, in the case of life care facilities, since a portion of the services provided may be financed by an initial lump-sum deposit paid by occupants of the facility, there may be risk if the facility does not maintain adequate financial resources to secure estimated actuarial liabilities.

A number of legislative proposals concerning health care have been introduced in U.S. Congress in recent years or have been reported to be under consideration. These proposals include or may lead to a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums and promotion of prepaid health care plans. The Fund is unable to predict the effect of any of these proposals, if enacted.

Single Family Housing Bonds and Multifamily Housing Bonds. Single family housing bonds and multifamily housing bonds are obligations of state and local housing authorities that have been issued in connection with a variety of single and multifamily housing projects. Economic developments, including fluctuations in interest rates, increasing construction and operating costs, increasing real estate taxes and declining occupancy rates, and real estate investment risks may have an adverse effect upon the revenues of such projects and such housing authorities. Multifamily housing bonds may be subject to mandatory redemption prior to maturity, including redemption upon a non-completion of the project or upon receipt of Federal Housing

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Administration or certain other insurance proceeds. Housing bonds may also be subject to changes in creditworthiness due to potential weaknesses of mortgage insurance companies providing various policies; fluctuations in the valuation of invested funds and the strengths of banks and other entities which may provide investment agreements; and smaller than expected mortgage portfolios due to the inability to originate mortgages.

Public Power Revenue Bonds. Risks that may arise with respect to the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs attributable to environmental considerations; the difficulty of the capital markets in absorbing utility securities; the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate fuel sources; technical cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste; and the effects of energy conservation. Certain of the issuers of these bonds may own or operate nuclear generating facilities. Federal, state, and municipal governmental authorities may from time to time review and revise existing requirements and impose additional requirements on such facilities. Problems of the type referred to above could adversely affect the ability of the issuer of public power revenue bonds to make payments of principal and interest on such bonds. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent to varying degrees on the performance of such contracts for payment of bond debt service. Also, the enforceability against municipalities of “take-and-pay” and “take-or-pay” contracts which secure bonds issued by other municipal issuers has been successfully challenged in recent years.

Transportation Revenue Bonds. Bonds in this category include bonds issued for airport facilities, bridges, turnpikes, port facilities, railroad systems, or mass transit systems. Generally, airport facility revenue bonds are payable from and secured by the revenues derived from the ownership and operation of a particular airport. Payment on other transportation bonds is often dependent primarily or solely on revenues from financed facilities, including user fees, charges, tolls and rents. Such revenues may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, scarcity of fuel, reduction or loss of rents, or the impact of environmental considerations. Other transportation bonds may be dependent primarily or solely on Federal, state or local assistance including motor fuel and motor vehicle taxes, fees and licenses and therefore, may be subject to fluctuation in such assistance.

Water and Sewage Revenue Bonds. Bonds in this category include securities issued to finance public water supply treatment and distribution facilities, and sewage collection, treatment and disposal facilities. Repayment of these bonds is dependent primarily on revenues derived from the billing of customers for water and sewer services, as well as, in some instances, connection fees and hook-up charges. Such revenue bonds may be adversely affected by the lack of availability of Federal and state grants and by decisions of Federal and state regulatory bodies and courts.

Solid Waste and Resource Recovery Revenue Bonds. Bonds in this category include securities issued to finance facilities for removal and disposal of solid waste. Repayment of these bonds is dependent on factors that may include revenues from appropriations from a governmental entity, the financial condition of the private project corporation and revenues derived from the collection of charges for disposal of solid waste. In addition, construction and operation of such facilities may be subject to cost overruns. Repayment of resource recovery bonds may also be dependent to various degrees on revenues from the sale of electric energy or steam. Bonds in this category may be subject to mandatory redemption in the event of project non-completion, if the project is rendered uneconomical, if the project fails to meet certain performance criteria, or if it is considered an environmental hazard.

Pollution Control Facility Revenue Bonds. Bonds in the pollution control facilities category include securities issued on behalf of private corporations, including utilities, to provide facilities for the treatment of air, water and solid waste pollution. Repayment of these bonds is dependent upon income from and the financial condition of the project corporation. In addition, governmental entities may from time to time impose additional restrictions or regulations that could adversely affect the cost or operation of the facility.

Educational Facility Revenue Bonds. Educational facility revenue bonds include debt of state and private colleges and universities, and parental and student loan obligations. The ability of universities and colleges to meet their obligations is dependent on various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in Federal, state, and alumni financial support, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments.

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Tax Increment Bonds. Tax increment bonds are issued to finance various public improvements and redevelopment projects in blighted areas. Interest on such bonds is payable from increases in real property taxes attributable to increases in assessed value resulting from the redevelopment of the blighted project area. Repayment risks include, among other things, a reduction in taxable value in the project areas, reduction in tax rates, delinquencies in tax payments or a general shortfall in forecasted tax revenues.

Commercial Facility Revenue Bonds. The Fund may also invest in bonds for other commercial facilities (including hotels) and industrial enterprises. The viability of such facilities depends on, among other things, general economic factors affecting those industries and affecting those geographic areas in which such facilities are situated, as well as the ability of the individual management of those facilities to maximize earnings and to remain competitive within its service area.

Municipal Lease Obligations

Municipal lease obligations are Municipal Obligations that may take the form of leases, installment purchase contracts or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, they ordinarily are backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain Municipal Obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee’s use or occupancy of such property. This “abatement risk” may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

The liquidity of municipal lease obligations varies. Certain municipal lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. The Fund does not intend to invest a significant portion of its assets in such uninsured “non-appropriation” municipal lease obligations. There is no limitation on the Fund’s ability to invest in other municipal lease obligations.

Zero Coupon Obligations

The Fund may invest in zero coupon Municipal Obligations. Such obligations include “pure zero” obligations, which pay no interest for their entire life (either because they bear no stated rate of interest or because their stated rate of interest is not payable until maturity), and “zero/fixed” obligations, which pay no interest for an initial period and thereafter pay interest currently. Zero coupon obligations also include derivative instruments representing the principal-only components of Municipal Obligations from which the interest components have been stripped and sold separately by the holders of the underlying Municipal Obligations. Zero coupon securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than obligations of comparable maturities that make current distributions of interest.

Floating and Variable Rate Obligations

The Fund may also purchase floating and variable rate municipal notes and bonds, which frequently permit the holder to demand payment of principal at any time, or at specified intervals, and permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. The issuer’s obligations under the demand feature of such notes and bonds generally are secured by bank letters of credit or other credit support arrangements. There frequently will be no secondary market for variable and floating rate obligations held by the Fund, although the Fund may be able to obtain payment of principal at face value by exercising the demand feature of the obligation.

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Participation Interests

The Fund may invest in participation interests in municipal bonds, including IDBs, PABs, and floating and variable rate securities. A participation interest gives the Fund an undivided interest in a municipal bond owned by a bank. The Fund has the right to sell the instrument back to the bank. Such right is generally backed by the bank’s irrevocable letter of credit or guarantee and permits the Fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Fund’s participation interest plus accrued interest. Generally, the Fund intends to exercise the demand under the letters of credit or other guarantees only upon a default under the terms of the underlying bond, or to maintain compliance with the investment objective and policies of the Fund. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The Administrator will be responsible for the Fund being provided the services of monitoring the pricing, quality and liquidity of the participation interests held by the Fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

Put Bonds

Put bonds are municipal bonds which give the holder an unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond’s maturity date. If the put is a “one time only” put, the Fund ordinarily will sell the bond or put the bond, depending on the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the opinion of the Investment Adviser, it is in the best interests of the Fund to do so. The obligation to purchase the bond on the exercise date of the put may be supported by a letter of credit or other credit support agreement from a bank, insurance company or other financial institution, the credit standing of which affects the credit standing of the obligation. There is no assurance that an issuer or remarketing agent for a put bond will be able to repurchase the bond on the put exercise date if the Fund chooses to exercise its right to put the bond back to the issuer or remarketing agent.

Tender Option Bonds

Tender option bonds are long-term municipal securities sold by a bank subject to a “tender option” that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the “tender option”). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in order to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities. Therefore, the Fund’s ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

Mortgage-Backed Securities and Associated Risks

General

Mortgage-Backed Securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the Mortgage-Backed Securities market in general has vastly expanded and a variety of structures have been developed to meet investor needs.

New types of Mortgage-Backed Securities are developed and marketed from time to time and, consistent with its investment limitations, the Fund expects to invest in those new types of Mortgage-Backed Securities that the Investment Adviser believes may assist the Fund in achieving its investment objective. The Fund may invest in various types of Puerto Rico Mortgage-Backed Securities, as described herein. Not all the types of securities described below are available in Puerto Rico.

Government National Mortgage Association Securities

GNMA is a wholly-owned corporation within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of and interest on securities that are based on and backed by a pool of specified mortgage loans. To qualify such securities for a GNMA guarantee, the underlying mortgages must be insured by the Federal Housing Administration under the Housing Act,

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or Title V of the Housing Act of 1949 (“FHA Loans”), or be guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any GNMA guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitation as to amount.

GNMA pass-through Mortgage-Backed Securities may represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.

Federal National Mortgage Association Securities

FNMA is a federally chartered and privately owned corporation established under the Federal National Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase such loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through Mortgage-Backed Security represents a pro rata interest in one or more pool of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency). The loans contained in those pools consist of: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects. FNMA guarantees timely payment of principal and interest on FNMA Mortgage-Backed Securities. However, the obligations of FNMA are not backed by the full faith and credit of the U.S. Instead, these obligations are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations.

Federal Home Loan Mortgage Corporation Securities

FHLMC is a corporate instrumentality of the U.S. established by the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of Mortgage-Backed Securities.

The mortgage loans underlying the FHLMC Mortgage-Backed Securities typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. Mortgage loans underlying FHLMC Mortgage-Backed Securities may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in another FHLMC Mortgage-Backed Securities.

FHLMC guarantees: (i) the timely payment of interest on all FHLMC Mortgage-Backed Securities; (ii) the ultimate collection of principal with respect to some FHLMC Mortgage-Backed Securities; and (iii) the timely payment of principal with respect to other FHLMC Mortgage-Backed Securities. However, the obligations of FHLMC are not backed by the full faith and credit of the U.S.

ARM and Floating Rate Mortgage-Backed Securities

Because the interest rates on adjustable rate Mortgage-Backed Securities (“ARM Mortgage-Backed Securities”) and Floating Rate Mortgage-Backed Securities reset directly in response to changes in a specified market index, the values of such

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securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. ARM Mortgage-Backed Securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally provide that the borrower’s mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs may also provide for limitations on changes in the maximum amount by which the borrower’s monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan (“negative amortization”), which is repaid through future monthly payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

The rates of interest payable on certain ARMs, and therefore on certain ARM Mortgage-Backed Securities, are based on indices, such as the one-year constant maturity Treasury Rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds index, that tend to lag behind changes in market interest rates. The values of ARM Mortgage-Backed Securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM Mortgage-Backed Securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

Floating Rate Mortgage-Backed Securities are classes of Mortgage-Backed Securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index and that generally, but not always, are supported by pools comprised of fixed-rate mortgage loans. As with ARM Mortgage-Backed Securities, interest rate adjustments on Floating Rate Mortgage-Backed Securities may be based on indices that lag behind market interest rates. Interest rates on Floating Rate Mortgage-Backed Securities generally are adjusted monthly. Floating Rate Mortgage-Backed Securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

Specified Mortgage-Backed Securities

The Fund may invest in Mortgage-Backed Securities constituting derivative instruments such as interest-only obligations (“IOs”), principal-only obligations (“POs”) (other than IOs and POs that are “planned amortization class” or “PAC” bonds), or inverse floating rate obligations or other types of Puerto Rico Mortgage-Backed Securities that may be developed in the future and that are determined by the Investment Adviser to present types and levels of risk that are comparable to such IOs, POs and inverse floating rate obligations (collectively, “Specified Mortgage-Backed Securities”). The Fund will invest in Specified Mortgage-Backed Securities only when the Investment Adviser believes that such securities, when combined with the Fund’s other investments, would enable the Fund to achieve its investment objective and policies.

Stripped mortgage-backed securities (“SMBSs”) are classes of mortgage-backed securities that receive different proportions of the interest and principal distributions from the underlying pool of mortgage assets. SMBSs may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. A common type of SMBS will have one class that receives some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

An IO is an SMBS that is entitled to receive all or a portion of the interest, but none of the principal payments, on the underlying mortgage assets; a PO is an SMBS that is entitled to receive all or a portion of the principal payments, but none of the interest payments, on the underlying mortgage assets. The Investment Adviser believes that investments in IOs and POs may facilitate its ability to manage the price sensitivity of the Fund to interest rate changes. Generally, the yields to maturity on both I0 and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets. If the underlying mortgage assets of an JO class of Mortgage-Backed Security held by the Fund experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in such securities even though the securities are rated in the highest rating category. The Investment Adviser believes that, since principal amortization on PAC bonds is designed to occur at a predictable rate, IOs and POs that are PAC bonds generally are not as sensitive to principal prepayments as other IOs and POs.

Mortgage-Backed Securities that constitute inverse floating rate obligations are Mortgage-Backed Securities on which the interest rates adjust or vary inversely to changes in market interest rates. Typically, an inverse floating rate Mortgage-

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Backed Security is one of two components created from a pool of fixed rate mortgage loans. The other component is a variable rate Mortgage-Backed Security, on which the amount of interest payable is adjusted directly in accordance with market interest rates. The inverse floating rate obligation receives the portion of the interest on the underlying fixed-rate mortgages that is allocable to the two components and that remains after subtracting the amount of interest payable on the variable rate component. The market value of an inverse floating rate obligation will be more volatile than that of a fixed-rate obligation and like most debt obligations, will vary inversely with changes in interest rates. Certain of such inverse floating rate obligations have coupon rates that adjust to changes in market interest rates to a greater degree than the change in the market rate and accordingly have investment characteristics similar to investment leverage. As a result, the market value of such inverse floating rate obligations are subject to greater risk of fluctuation than other Mortgage-Backed Securities, and such fluctuations could adversely affect the ability of the Fund to achieve its investment objective and policies. Inverse floating rate Mortgage-Backed Securities often can get 0% interest if interest rates hit caps.

The yields on Specified Mortgage-Backed Securities may be more sensitive to changes in interest rates than Puerto Rico GNMA Mortgage-Backed Securities. While the Investment Adviser will seek to limit the impact of these factors on the Fund, no assurance can be given that it will achieve this result.

Certain Other Types of Investments and Associated Risks

Bankers’ Acceptances. The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Certificates of Deposit. The Fund may invest in bank certificates of deposit (“CDs”). The Federal Deposit Insurance Corporation is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. To remain fully insured, these investments currently must be limited to $250,000 per insured bank or savings and loan association. The interest on such deposits may not be insured if this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more. Investments in CDs are made only with domestic institutions with assets in excess of $1 billion.

Commercial Paper. The Fund may invest in commercial paper that is limited to obligations rated Prime-1 or Prime-2 by Moody’s, or A-1 or A-2 by S&P and F-1 or F-2 by Fitch. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See “TYPES OF MUNICIPAL OBLIGATIONS” for a description of commercial paper ratings.

Convertible Securities. The Fund may invest in convertible securities that are rated as investment grade or, if not so rated, are deemed to be of comparable quality by the Investment Adviser. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Investment Adviser will decide to invest in convertible securities based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock, and the judgment of the value of the convertible security relative to the common stock at current prices. Convertible securities in which the Fund may invest include corporate bonds, notes and preferred stock that can be converted into common stock. Convertible securities combine the fixed-income characteristics of bonds and preferred stock with the potential for capital appreciation. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Debt Securities. The Fund may invest in debt securities. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of Puerto Rico or U.S. economic growth, an increase in the Federal budget deficit or an increase in the price of commodities such as oil.

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Floating and Variable Rate Obligations. The Fund may also purchase certain types of floating and variable rate securities. The interest payable on a variable rate obligation is adjusted at predesignated periodic intervals. The interest rate payable on floating rate obligations is adjusted whenever there is a change in the market rate of interest on which the interest rate payable is based. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. These obligations frequently permit the holder to demand payment of principal at any time, or at specified intervals, and permit the issuer to prepay, at its discretion, principal plus accrued interest, in each case after a specified notice period. The issuer’s obligations under the demand feature of such notes and bonds generally are secured by bank letters of credit or other credit support arrangements.

Money Market Funds. The Fund may invest in money market funds. These funds attempt to provide the highest current income possible through investment in a portfolio of short-term money market securities, consistent with the preservation of capital. While these funds typically invest in high quality investments, the value of an investment in these funds, among other things, remains subject to credit risk on the underlying instruments and volatility due to interest rate changes.

Securities of Foreign Issuers. There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in affecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities.

Preferred Stock. The Fund may invest in preferred stock. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and have priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is usually set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Trust Preferred Securities. Trust preferred securities are securities issued by banks or bank holding companies through a special purpose trust organized by the bank or bank holding company. The trust issues the trust preferred securities and invests the proceeds in a subordinated debenture of the bank or bank holding company that has identical terms. The trust preferred securities are payable solely from payments made by the bank or bank holding company with respect to the subordinated debentures.

Real Estate Investment Trusts (“REITs”). REITs are entities that invest primarily in commercial real estate or real estate-related loans. A REIT is not subject to federal income tax on income distributed to its shareholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with the regulatory requirement that it distribute to its shareholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily for interest payments.

Reverse Repurchase Agreements. The Fund may invest in reverse repurchase agreements. A reverse repurchase agreement is a transaction in which the Fund purchases securities and simultaneously commits to resell the securities to the original seller (a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market maker in U.S. Government securities) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Reverse Repurchase agreements carry certain risks not associated with direct investments in securities including possible decline in the market value of the underlying securities and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, so that the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.

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Dollar Rolls and Reverse Repurchase Agreements

The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving Mortgage-Backed Securities, the Mortgage-Backed Securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through the receipt of fee income equivalent to a lower forward price. The Fund may also enter into reverse repurchase agreements in which a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market-maker in U.S. Government Securities purchases portfolio securities from the Fund, coupled with an agreement to resell them to the Fund at a specific date and price (a “Reverse Repurchase Agreement”).

Dollar rolls and Reverse Repurchase Agreements will generally be considered to be leverage and accordingly, will be subject to the Fund’s limitations on leverage, which will restrict the aggregate of such transactions, together with the issuance of preferred stock, debt securities, and other forms of leverage, to 33 1⁄3% of the Fund’s total assets. Prior to the compliance date of Rule 18f-4, the Fund may borrow up to 50% of its total assets pursuant to dollar rolls and reverse repurchase agreements, provided that the Fund maintains liquid assets, in a segregated account, marked to market daily, in the amount of such borrowings. In addition, certain of the dollar rolls and Reverse Repurchase Agreements entered into by the Fund will be arbitrage transactions in which the Fund will maintain an offsetting position in securities or Reverse Repurchase Agreements (as defined herein) that mature on or before the settlement date on the related dollar roll or Reverse Repurchase Agreement. The Investment Adviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

The market value of securities sold under Reverse Repurchase Agreements typically is greater than the proceeds of the sale, and accordingly, the market value of the securities sold is likely to be greater than the value of the securities in which the Fund invests those proceeds. Reverse Repurchase Agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase such securities. In the event the buyer of securities under a Reverse Repurchase Agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the Reverse Repurchase Agreement may effectively be restricted pending such decision.

U.S. Government Securities. The Fund may invest in U.S. Government securities, including a variety of securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and reverse repurchase agreements secured thereby. These securities include securities issued and guaranteed by the U.S. Government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Bank.

When-Issued and Delayed Delivery Transactions. The Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Investment Adviser anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a when-issued or delayed delivery basis, it is required either (1) to create a segregated account with the Custodian and to maintain in that account cash, U.S. Government securities, or other high grade debt obligations in an amount equal on a weekly basis to the amount of the Fund’s when-issued or delayed delivery commitments, or (2) to enter into an offsetting forward sale of securities it owns which are equal in value to those purchased. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than the Fund’s payment obligation).

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Information on Directors and Executive Officers

The overall management of the business and affairs of the Fund is vested in the Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Investment Adviser, Administrator, Distributor, Custodian and Transfer Agent. The day-to-day operations of the Fund have been delegated to UBS Trust Company of Puerto Rico, in its capacity as Administrator, subject to the Fund’s investment objective and policies and to general supervision by the Board.

The Board

The Board consists of seven Directors. Six of these are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”), and one is considered an “interested person” of the Fund as a result of his employment as an officer of the Fund, the Fund’s Investment Adviser or an affiliate thereof (the “Interested Director”). The number of members of the Fund’s Board may be changed by resolution of the Board.

Committees of the Board

The Board has three standing committees: the Audit Committee, the Dividend Committee and the Nominating Committee.

Audit Committee. The Board has adopted a written Audit Committee Charter, and the role of the Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices and to recommend to the Board any action to ensure that the Fund’s accounting and financial reporting are consistent with accepted accounting standards applicable to the mutual fund industry. The Audit Committee has three members, Messrs. Cabrer, León and Pellot, all of whom are Independent Directors. The Independent Directors who are Audit Committee members are represented by independent legal counsel in connection with their duties. Mr. León serves as an audit committee financial expert. The Audit Committee met nine (9) times during the year ended December 31, 2021.

Dividend Committee. The role of the Dividend Committee is to determine the amount, form, and record date of any dividends to be declared and paid by the Fund. The Dividend Committee has three members, two of whom are Independent Directors (Messrs. Cabrer, and Pellot) and one who is an Interested Director (Mr. Ubiñas). The Dividend Committee did not meet during the year ended December 31, 2021. The Dividend Committee sets dividends by Unanimous Consent.

Nominating Committee. Pursuant to the adoption of a written charter, the Fund has created a Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as Independent Directors and to recommend its nominees for consideration by the full Board. The Nominating Committee has three members, all of whom are Independent Directors (currently, Messrs. Cabrer, Nido and Pellot). The Independent Directors who are Nominating Committee members are represented by independent legal counsel in connection with their duties. While the Nominating Committee is solely responsible for the selection and nomination of the Independent Directors, the Nominating Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates nominees from whatever source using the same standard. The Nominating Committee met one (1) time during the year ended December 31, 2021.

Independent Directors

Certain biographical and other information relating to the Independent Directors is set forth below, including their ages and their principal occupations for at least five (5) years.

Messrs. Nido and Pellot and Mrs. Pérez are members of the boards of directors of all funds that have engaged UBS AMPR as their investment adviser (the “UBS Advised Funds”) or as their co-investment adviser (the “UBS Co-Advised Funds” and, together with the UBS Advised Funds, the “Affiliated Funds” or the “Fund Complex”). Messrs. Cabrer, León and Villamil are members solely of the board of directors of each of the UBS Advised Funds.

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Name (Age) and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships (other than the Affiliated Funds)
Agustin Cabrer (72)	Director	Director since 2012

President of Antonio Roig Sucesores (land holding enterprise with commercial properties) since 1995; President of Libra Government Building, Inc. (administration of court house building) since 1997; President of Cabrer Consulting (financial services business); President of CC Development, LLC (construction supervision and management consulting) for the last five years; President of CC Development, LLC (construction supervision and management consulting) since 2021; and Director of V. Suarez & Co. (food and beverage distribution company) since 2002.

				18 funds consisting of 29 portfolios	None
Vicente León (82)	Director	Director since 2021	Independent business consultant since 1999.	18 funds consisting of 29 portfolios	None
Carlos Nido (57)	Director	Director since 2012	President of Green Isle Capital LLC (a Puerto Rico venture capital fund under law 185 investing primarily in feature films and healthcare) since 2016.	25 funds consisting of 36 portfolios	None
Luis M. Pellot (73)	Director	Director since 2012	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (legal services business) since 1989.	25 funds consisting of 36 portfolios	None
Clotilde Pérez (69)	Director	Director since 2012	Vice President Corporate Development Officer of V. Suarez & Co., Inc. (food and beverage wholesale distribution business) since 1999.	25 funds consisting of 36 portfolios	None
José J. Villamil (82)	Director	Director since 2021	Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc. (consulting business) since 2005.	18 funds consisting of 29 portfolios	None

*	The address of the Independent Directors is c/o UBS Trust Company of Puerto Rico — 250 Muñoz Rivera Avenue, Tenth Floor, San Juan, Puerto Rico 00918.

**

Each Independent Director serves until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s By-Laws or charter or by statute, or until December 31 of the year in which he turns 85.

Interested Directors and Officers

Certain biographical and other information relating to the Interested Director(s) and to the officers of the Fund, is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, and the total number of Affiliated Funds overseen by them. These persons also serve as directors and officers of the UBS Advised Funds and, in some cases, of certain of the UBS Co-Advised Funds.

Name (Age) and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships (other than the Affiliated Funds)
Carlos V. Ubiñas (67)	Director, Chairman of the Board and President	President since 2015; Director and Chairman of the Board since 2012

Managing Director, Head Asset Management and Investment Banking of UBS Financial Services Inc. since 2014; former Chief Operating Officer and Executive Vice President of UBS Financial Services Inc. from 1989 to 2005.

				18 funds consisting of 29 portfolios	None
Leslie Highley, Jr. (74)	Senior Vice President and Treasurer	Senior Vice President since 2012

Managing Director of UBS Trust PR; Senior Vice-President of UBS Financial Services Inc.; Senior Vice President of the Puerto Rico Investors Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico.

				N/A	None
Javier Rodriguez (49)	Assistant Vice President and Assistant Treasurer	Assistant Vice President and Assistant Treasurer since 2005

Divisional Assistant Vice President, trader, and portfolio manager of UBS Trust PR since 2003; financial analyst with UBS Trust PR from 2002 to 2003; financial analyst with Popular Asset Management from 1998 to 2002.

				N/A	None
Liana Loyola (60)	Secretary	Secretary since 2014

Attorney in private practice since 2009. Previously, she practiced law at a firm focusing on commercial litigation and corporate law and held various positions in the government and the private sectors. Ms. Loyola holds a B.A., magna cum laude, from the

				N/A	None

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Name (Age) and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships (other than the Affiliated Funds)

University of Puerto Rico - Mayagüez; M.A.L.D. from The Fletcher School of Law and Diplomacy, Tufts / Harvard Universities, and a J.D. from the University of Puerto Rico School of Law. Ms. Loyola is admitted to practice law in the Commonwealth of Puerto Rico, the U.S. District Court for the District of Puerto Rico, and the U.S. Court of Appeals for the First Circuit.

Luz Nereida Colon (46)	Chief Compliance Officer	Chief Compliance Officer since 2013

Mrs. Colon is an Executive Director and Chief Compliance Officer of UBS Asset Managers of Puerto Rico, and the Funds. Mrs. Colon served as Co-CCO for the Puerto Rico Investors Family of Funds which is co-managed by UBS Asset Managers of Puerto Rico and Banco Popular of Puerto Rico from 2013 to 2021. She began her career in the securities industry in 1997 with responsibilities that included supervisory and control and risk management roles. She earned her B.B.A. in Accounting from the University of Puerto Rico and her JD from the Inter American University of Puerto Rico, School of Law. She is admitted to practice law in the Commonwealth of Puerto Rico. Mrs. Colon received the Certified Regulatory and Compliance Professional (CRCP) designation from the FINRA Institute at Wharton School.

				N/A	None
Heydi Cuadrado (41)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Trust Company since March 2012. Trader and Assistant Portfolio Manager for UBS Asset Managers since 2008. Joined UBS Trust Company in 2003.	N/A	None
Gustavo Romañach (47)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Asset Managers since 2013; Associate Director Portfolio analyst & trader of UBS Asset Managers since 2009; Assistant Vice-President of UBS Asset Managers since 2003.	N/A	None

* The address of the Interested Director(s) and Officers of the Fund is c/o UBS Trust Company of Puerto Rico, American International Plaza - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

** Each Director serves until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 85. Each officer is elected by and serves at the pleasure of the Board.

Board Diversification and Director Qualifications.

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Luis M. Pellot

Mr. Pellot has been the President of Pellot-González, Tax Attorneys & Counselors at Law, PSC since 1989. He is also a member of the Puerto Rico Bar Association, Puerto Rico Manufacturers Association, Puerto Rico Chamber of Commerce, Puerto Rico General Contractors Association, Puerto Rico Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997. He has been an Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002.

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Agustin Cabrer

For the past five years, Mr. Cabrer has had the following positions: President of Starlight Development Group, Inc. from 1995 to 2014 (real estate development); President of Antonio Roig Sucesores since 1995 (real estate development); Partner of Desarrollos Roig since 1995, Desarrollos Agricolas del Este S.E. since 1995, and El Ejemplo, S.E. since 1995 (real estate development); Partner, Pennock Growers, Inc. since 1998; Partner and Managing Director of RERBAC Holdings, LLP since 2004 (real estate development); Director of V. Suarez & Co. since 2002, V. Suarez Investment Corporation since 2002, V. Suarez International Banking Entity, Inc. since 2002, Villa Pedres, Inc. since 2002, and Caparra Motor Service since 1998; Director of TC Management from 2002 to 2013; Officer of Candelero Holdings & Management, Inc. from 2001 to 2013; 100% owner, President and Registered Principal (Agent) of Starlight Securities, Inc. since 1995 (registered broker-dealer); former Member of the Board of Trustees of the University of Puerto Rico; Partner and Officer of Grupo Enersol, LLC since 2013(solar phtovoltaic developer); Presdient of Libra Government Building, Inc. since 1997; Partner of Cometa 74, LLC since 1998; Vice-President of Candelario Point Partners, Inc. since 1998; Officer of Marbella Development, Corp. from 2001 to 2014.

Vicente J. León

For the past five years, Mr. León has had the following positions: Independent business consultant since 1999; former Member and Vice Chairman of the Board of Directors of Triple S Management Corp. from 2000 to 2012; former consultant with Falcón Sánchez and Associates, a Certified Public Accounting Firm; former Partner at KPMG LLP.

Carlos Nido

For the past five years, Mr. Nido has had the following positions: President Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015; Presdient and Executive Producer of Piñolywood Studios LLC that has produced feature films Los Domirriqueños 1 & 2, Una Boda en Castañer, Sanky Panky 3, Vico C, la vida del filosofo, Marcelo and Nicky Jam “El Ganador”; from 2007 to 2015 Senior Vice President of Sales at GFR Media LLC. Prior to that he was Senior Vice President of Sales & Marketing at El Nuevo Dia from 2003 to 2007. From 1999 to 2003 he was President and Founder of Virtual, Inc. and ZonaNetworks. From 1997 to 1999, Mr. Nido was President of Editorial Primera Hora. Since 1991 he served in various positions for El Nuevo Dia, he was Treasurer in charge of Credit, Collections, and investments and headed New Business Development & Strategic Planning for the company. While at El Nuevo Dia, Mr. Nido coordinated City View Place, a two phase office real estate development. During 1990 he was a special assitant to the President of the Government Development Bank for Puerto Rico and from 1987 to 1990 as Associate in the investment bank CS First Boston. He holds a Bachelors Degree in Business Administration from Indiana University and a Master’s Degree in Finance from the University of Michigan. Mr. Nido is a board member of the following organizations: Grupo Ferré Rangel, GFR Media LLc; the UBS Puerto Rico family of Mutual Funds; B. Fernandez & Hnos. Inc.; Puerto Rico Ambulatory Surgery Center; and the San Jorge Children’s Foundation. He is also a member of the Advisory Board of Advent Morro Private Equity Funds.

Clotilde Pérez

Ms. Pérez has been an Independent Director since 2009, overseeing 25 funds consisting of 37 portfolios. For the past five years, Ms. Pérez has held the following positions: Partner of Infogerencia, Inc. since 1985; Vice President Corporate Development Officer of V. Suárez & Co., Inc. since 1999; Member of the Board of Trustees of the University of the Sacred Heart since 2005; Member of the Board of Directors of Campofresco Corp. since 2012; former Member of the Board of Directors of Grupo Guayacán, Inc., EnterPrize, Inc. and Puerto Rico Venture Forum from 1999 to 2013; General Partner of the Guayacán Fund of Funds Family.

Joaquin Villamil

Mr. Villamil is Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc.; Member of the Board of Governors of United Way of Puerto Rico; Chairman of the Puerto Rico Manufacturer’s Association’s Committee on Competitiveness; Chairman of the Board of BBVA-PR from 1998 to 2012; founding Director of the Puerto Rico Community Foundation and the Aspen Institute’s Non-Profit Sector Research Fund; former Member of the New York Federal Reserve Bank’s Community Affairs Roundtable; former President of the Puerto Rico Chamber of Commerce, as well as former Chairman of its Economic Advisory Council; former President of the Inter-American Planning Society; former President of the Puerto Rico Economics Association; former Chairman of the Puerto Rico-2025 Commission (formerly, Alianza para el Desarrollo); former Chairman of the Commission on the Economic Future of Puerto Rico; former professor of the Economics

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Department of the University of Pennsylvania’s Wharton School and Graduate School of Arts and Sciences and former Professor of Planning at the University of Puerto Rico. Mr. Villamil has served on numerous Boards such as, the Boards of the Ponce School of Medicine, St. John’s School and the Ana G. Méndez University System, the Board of the National Puerto Rican Coalition in Washington, and on the Board of Economists of Hispanic Business. In 2009, Mr. Villamil was appointed as a Member of the Economic Advisory Council as well as Chairman of the Strategic Planning Committee of the State Human Resources and Occupational Development Council; Director of UBS Family of Funds from 2013-2019.

Carlos V. Ubiñas

Mr. Ubiñas is Director, Chairman of the Board of Directors and President of the Fund. He has been President since 2015, Chairman of the Board of Directors since 2012, and Director since 2004. For the past five years, he has been Chief Executive Officer since 2009; President since 2005, Managing Director, Head of Asset Management and Investment Banking of UBS Financial Services Incorporated of Puerto Rico since 2014; former Chief Operating Officer and Executive Vice President of UBS Financial Services Incorporated of Puerto Rico from 1989-2005.

Leadership Structure and Oversight Responsibilities of the Board

The Board is responsible for overseeing the Adviser’s management and operations of the Fund pursuant to the Advisory Agreement. Directors also have significant responsibilities under the federal securities laws. Among other things, they

●	oversee the performance of the Fund;

●	monitor the quality of the advisory and shareholder services provided by the Investment Adviser;

●	review annually the fees paid to the Investment Adviser for its services;

●	monitor potential conflicts of interest between the Fund and the Investment Adviser;

●	monitor distribution activities, custody of assets and the valuation of securities; and

●	oversee the Fund’s compliance program.

In performing their duties, Directors receive detailed information about the Fund and the Investment Adviser on a regular basis, and meet at least quarterly with management of the Investment Adviser to review reports relating to the Fund’s operations. The Directors’ role is to provide oversight and not to provide day-to-day management.

The Chairman of the Board is an interested person of the Fund as that term is defined under Section 2(a)(19) of the 1940 Act because of his affiliation with the Investment Adviser. The remaining Directors and their immediate family members have no affiliation or business connection with the Investment Adviser, the Fund’s principal underwriter or any of their affiliated persons and do not own any stock or other securities issued by the Investment Adviser or the Fund’s principal underwriter.

Mr. Ubiñas, the Chairman of the Board, is an Interested Director because of his affiliation with the Investment Adviser. The Independent Directors have not designated a lead Independent Director, but the Chairman of the Audit Committee, Agustin Cabrer, generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Risk Oversight by the Board

As mentioned above, the Board oversees the management of the Fund and meets at least quarterly with management of the Investment Adviser to review reports and receive information regarding the Fund’s operations. Risk oversight relating to the Fund is one component of the Board’s oversight and is undertaken in connection with the duties of the Board. As described above, the Board’s committees assist the Board in overseeing various types of risks relating to the Fund. The Board receives reports from committees regarding their areas of responsibility and, through those reports and its interactions with management of the Investment Adviser during and between meetings, analyzes, evaluates, and provides feedback on the Investment Adviser’s risk management process. In addition, the Board receives information regarding, and has discussions

SAI-23

with senior management of the Investment Adviser about, the Investment Adviser’s risk management systems and strategies. The Fund’s Chief Compliance Officer (“CCO”) reports to the Board at least quarterly regarding compliance and legal risk concerns. In addition to quarterly reports, the CCO provides an annual report to the Board in accordance with the Fund’s compliance policies and procedures. The CCO regularly discusses relevant compliance and legal risk issues affecting the Fund during meetings with the Independent Directors. The CCO updates the Board on the application of the Fund’s compliance policies and procedures and discusses how they mitigate risk. The CCO also is in charge of reporting to the Board regarding any problems associated with the Fund’s compliance policies and procedures that could expose the Funs to risk. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board.

Compensation of Directors

Each Independent Director receives a stipend from the Fund of up to $1,000 plus expenses, for attendance at each meeting of the Board, and $500 plus expenses, for attendance at each meeting of a committee of the Board. The Independent Directors do not receive retirement or other benefits as part of their compensation. The following table sets forth the compensation earned by the Independent Directors from the Fund and the total compensation paid to them by the Affiliated Funds for the calendar year ended December 31, 2021.

Name of Independent Director	Aggregate Compensation from Fund	Retirement Benefits Accrued	Annual Benefits Upon Retirement	Total Compensation from Affiliated Funds Paid to Independent Directors
Luis M. Pellot(1)(2)	$6,694	N/A	N/A	$190,250
Vicente J. León(3)(4)	$3,561	N/A	N/A	$63,300
Agustin Cabrer(2)(3)	$6,694	N/A	N/A	$120,000
Carlos Nido(1)	$4,167	N/A	N/A	$139,750
Clotilde Pérez (1)	$4,167	N/A	N/A	$157,250
Joaquin J. Villamil(3)(4)	$2,000	N/A	N/A	$37,000

(1)	Independent Director who also serves on the boards of the twenty-five Affiliated Funds.

(2)	Independent Director who serves on the Audit Committee of each Affiliated Fund.

(3)	Independent Director who also serves on the boards of the eighteen UBS Advised Funds.

(4)

As provided in the Fund’s Bylaws as of that date, Director retired at the end of the calendar year upon reaching eighty (80) years of age. Fund bylaws have been amended to allow Directors to hold their positions until reaching eighty-five (85) years of age.

Beneficial Ownership of Equity Securities in the Fund and Affiliated Funds by Each Director

The following table sets forth the dollar range of equity securities beneficially owned by each director as of December 31, 2021:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Affiliated Funds (including funds in the Fund Complex)
Luis M. Pellot	None	None
Vicente J. León	None	$1-$10,000
Agustin Cabrer	None	None
Clotilde Pérez	None	None
Carlos Nido	$1-$10,000	$10,001-$50,000
Joaquin Villamil	None	None
Carlos V. Ubiñas	$50,001–$100,000	$50,001–$100,000

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As of December 31, 2021, the directors of the Fund as a group beneficially owned an aggregate of less than 1% of the Fund’s outstanding Shares. As of December 31, 2021, based on information provided by each of the Independent Directors, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the Investment Adviser, the Fund’s principal underwriter or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with such entities.

As of December 31, 2021, none of the other directors and officers of the Fund have entered into any material transactions with the Fund; provided, however, that certain of the directors and officers of the Fund are employees of entities which have entered into material agreements with the Fund, as described herein.

Indemnification of Directors and Officers

The Fund has obtained directors’ and officers’ liability insurance for its directors and officers. The Fund’s certificate of incorporation contains a provision that exempts directors from personal liability for monetary damages to the Fund or its shareholders for violations of the duty of care, to the fullest extent permitted by the Puerto Rico General Corporation Law. The Fund has also agreed to indemnify its directors and officers for certain liabilities to the fullest extent permitted by Puerto Rico law. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Funds or their shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Management, Advisory and Other Service Arrangements

Investment Advisory Arrangements

Subject to the oversight of the Board, investment advisory services are provided to the Fund by the Investment Adviser, UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, pursuant to an investment advisory contract (the “Advisory Agreement”). As compensation for its investment advisory services and pursuant to the Advisory Agreement, the Fund pays the Investment Adviser an advisory fee at an annual rate of 0.75% of the Fund’s average daily gross assets. For the year ended, December 31, 2021, the Fund paid the Investment Adviser a fee equal to 0.71% of the Fund’s average daily net assets.

As of December 31, 2021, the Investment Adviser serves as investment adviser or co-investment adviser to funds with combined portfolio assets of approximately $2.2 billion. UBS Trust Company of Puerto Rico, an affiliate of the Fund and UBS Financial Services Inc., is a trust company organized and validly existing under the laws of Puerto Rico.

The following table sets forth the management fee paid by the Fund for the last three fiscal years:

	Management Fee Net of Expense Reimbursement Paid	Expense Reimbursement
Fiscal year ended December 31, 2021	$631,056	$317,154
Fiscal year ended December 31, 2020	$690,692	$345,345
Fiscal year ended December 31, 2019	$686,355	$343,162

Pursuant to the Advisory Agreement, the Investment Adviser is not liable for any loss, expense, cost, or liability arising out of any error in judgment or any action or omission, including any instruction given to the Fund’s custodian unless (i) such action or omission involved an officer, director, employee, or agent of the Investment Adviser, and (ii) such loss, expense, cost, or liability arises out of the Investment Adviser’s gross negligence, willful malfeasance, bad faith or reckless disregard of the Investment Adviser’s duties. The Investment Adviser may rely on any notice or communication (written or oral) reasonably believed by it to be genuine. These limitations shall not act to relieve the Investment Adviser from any responsibility or liability for any responsibility, obligation or duty that the Investment Adviser may have under state statutes, the laws of Puerto Rico, or any federal securities law which is not waivable.

Unless earlier terminated as described below, the Advisory Agreement is initially in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually by a vote of a majority of the Independent Directors. The Advisory Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act). The Advisory Agreement also provides that it may be terminated without penalty (i) at any time by a unanimous

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vote of the Independent Directors, (ii) on 60 days’ written notice by the Investment Adviser or (iii) on 60 days’ written notice to the Investment Adviser by the vote of a majority of the outstanding voting securities of the Fund.

Sub-Advisory Agreement

The Advisory Agreement authorizes the Investment Adviser to retain one or more sub-advisers for the management of the Fund and the Investment Adviser has entered into a sub-advisory agreement (the “Subadvisory Agreement”) with Nuveen Asset Management, LLC (“NAM”) with respect to the Fund. The Subadvisory Agreement was approved by the shareholders of the Fund. Subject to the supervision of the Board, the Investment Adviser oversees the investment advisory services provided by the Subadviser. Pursuant to the Subadvisory Agreement, and under the supervision of the Investment Adviser and the Board, the Subadviser is responsible for the day-to-day investment management of the portion of the Fund’s assets invested in U.S. municipal securities (the “US Portion”). The Investment Adviser monitors and evaluates the Subadviser’s performance, and oversees the Subadviser’s compliance with the Fund’s investment objective, policies and restrictions. The Investment Adviser (not the Fund) pays the Subadviser a fee up to 0.25% of the average daily gross assets of the U.S. Portion.

NAM is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is the ultimate control person of NAM.

UBS Trust Company of Puerto Rico, the Fund’s administrator (the “Administrator”) and the Fund have entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”), whereby the Administrator will pay the Fund’s Other Expenses in order to ensure that Net Total Operating Expenses (excluding distribution and service (12b-1) fees, taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) after Fee Waivers and/or Expense Reimbursements do not exceed 1.00% of average daily gross assets per annum with respect to Class A Shares and 1.00% of average daily gross assets per annum with respect to Class P Shares. The Fund may have to repay some of these waivers and/or reimbursements during the following three years. Any such repayment period is limited to three years from the date of the waiver/reimbursement. Any repayment by the Fund to the Administrator will not cause the Fund’s expenses to exceed (i) the expense limitation at the time the fees are waived and (ii) the expense limitation in effect at the time of such reimbursement. The Expense Limitation Agreement is effective through June 30, 2023 and may be terminated upon 30 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Information Regarding the Portfolio Managers

Leslie Highley, Jr. and Javier Rodriguez are the portfolio managers of the Investment Adviser for the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio. Daniel J. Close, CFA and Kristen M. DeJong, CFA serve as the Nuveen Asset Management, LLC (“NAM”) portfolio managers and are primarily responsible for the day-to-day management of the US Portion of the Fund.

Other Funds and Accounts Managed

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio managers (the “Portfolio Managers” and in each case, a “Portfolio Manager”) are primarily responsible for the day-to-day portfolio management as of December 31, 2021.

Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Leslie Highley, Jr.	23 $2.1 billion	0 $0	0 $0	0 $0	0 $0	0 $0
Javier Rodriguez	2 $272 million	0 $0	0 $0	0 $0	0 $0	0 $0
Daniel J. Close	11 $6.97 billion	20 $5.17 billion	37 $13.70 billion	0 $0	0 $0	0 $0
Kristen M. DeJong	0 $0	20 $5.17 billion	37 $13.70 billion	0 $0	0 $0	0 $0

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Portfolio Manager Compensation Overview

The discussion below describes the Portfolio Managers’ compensation as of December 31, 2021.

Portfolio Manager Compensation at the Investment Adviser – Leslie Highley, Jr. and Javier Rodriguez

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Salary.    Base pay is determined based upon an analysis of the Portfolio Managers’ general performance, experience, and market levels of base pay for such position.

Bonus.    The portfolio managers are eligible for discretionary incentive compensation which is determined considering a number of factors including without limitation, individual performance relative to expectations and/or objectives as agreed with the respective manager, and the achievement of financial and non-financial objectives by the business area and UBS (and its parents, subsidiaries and affiliates, including without limitation UBS Group AG), and legal and/or regulatory obligations.

Deferred Compensation.    UBS retains the right to pay any part of such incentive compensation as deferred compensation, in accordance with the terms and conditions of the UBS deferred compensation plans and award programs and the restrictions imposed by Section 409A of the U.S. Internal Revenue Code of 1986, as amended (Section 409A). Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests as deferred compensation, which entitle their holders to participate in the firm’s growth over time.

Retirement Plans and arrangements. Employees of the Investment Adviser, including the portfolio managers, are eligible to participate in the Puerto Rico Savings Plus Plan. The employees can choose to contribute a percentage of their eligible compensation, from 1% to 85%. The employees can elect to contribute before-tax, after-tax, to a Roth 401(k) or to a combination of the three. UBS will match a percentage of an employee’s eligible contribution. UBS will make additional retirement contributions on behalf of the employee, regardless of the employee contributions into the 401(k).

Portfolio Manager Compensation at the Subadviser – Daniel J. Close and Kristen M. DeJong

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Salary. Base salary is determined based upon an analysis of the Portfolio Managers’ general performance, experience and market levels of base pay for such position.

Bonus. The Portfolio Managers are eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark, generally measured over the most recent one, three and five year periods (unless the Portfolio Manager’s tenure is shorter), ranking versus peer funds generally measured over the most recent one, three and five year periods (unless the Portfolio Manager’s tenure is shorter), and management and peer reviews.

Long-Term Performance Award. The Portfolio Managers are eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the Portfolio Manager during the vesting period and the performance of the TIAA organization as a whole.

Profits Interest Plan. The Portfolio Managers are eligible to receive profits interests in Nuveen Asset Management and certain affiliates, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to the Portfolio Managers based on the person’s overall contribution to the firm.

There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts.

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Portfolio Manager Beneficial Holdings

The following table shows the dollar range of securities owned beneficially and of record by the Portfolio Managers in the Fund and in all affiliated funds, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans. This information is provided as of December 31, 2021.

Name of Portfolio Manager	Dollar Range of Shares of the Fund	Dollar Range of Equity Securities in the Affiliated Investment Companies
Leslie Highley, Jr.	Over $100,000	Over $100,000
Javier Rodriguez	None	None
Daniel J. Close	None	None
Kristen M. DeJong	None	None

Portfolio Manager Potential Material Conflicts of Interest

The Portfolio Managers’ management of the Fund and other accounts could result in conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees. In addition, the Portfolio Managers allocate their time and investment expertise across multiple accounts, including the Fund. The Investment Adviser and Subadviser manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline.

With respect to Portfolio Managers for both the Investment Adviser and the Subadviser, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one account or portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, the Investment Adviser and Subadviser employ allocation methods intended to provide fair and equitable treatment to all accounts over time. The Investment Adviser and Subadviser may execute orders for the same security for both the Fund and other accounts. With respect to such orders, the Investment Adviser and Subadviser determine which broker to use to execute each order, consistent with their duty to seek best execution for the transaction. The Investment Adviser and Subadviser may aggregate trades of several accounts to obtain more favorable execution and lower brokerage commissions.

Certain investments may be appropriate for the Fund and also for other clients advised by the Investment Adviser and/or the Subadviser and their affiliates, including other client accounts managed by the Portfolio Managers. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and/or Subadviser and their affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. In such event, such transactions will be allocated among the clients of the Investment Adviser and/or Subadviser in a manner believed by the Investment Adviser and/or Subadviser to be equitable to each client. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and/or the Subadviser and their affiliates and results among clients may differ. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and/or Subadviser and their affiliates in the interest of achieving the most favorable net results to the Fund. The Investment Adviser and/or Subadviser will not determine allocations based on whether they receives a performance-based fee from a particular client.

In some cases, a conflict may also arise where a Portfolio Manager owns an interest in one fund or account he or she manages and not another.

Administrator

UBS Trust Company of Puerto Rico serves as Administrator of the Fund. The Administrator is located at American International Plaza - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918. The Administrator is a trust

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company organized and validly existing under the laws of Puerto Rico. The Administrator may retain one or more sub-administrators for the Fund.

Pursuant to an administration agreement with the Fund, the Administrator, subject to the overall supervision of the Board, provides facilities and personnel to the Fund in the performance of certain services including the determination of the Fund’s net asset value and net income. The Administrator may enter into agreements with third parties to perform some or all of these tasks, subject to the oversight and ultimate responsibility of the Administrator. As compensation for its administration services to the Fund, the Administrator receives an administration fee equal to 0.15% of the Fund’s average daily gross assets, payable monthly. The fee paid to the Administrator by the Fund for the fiscal year ended December 31, 2021, was $189,317.

The Administrator has entered into a Service Agreement to provide support services respect to the Fund to State Street Bank and Trust Company (“State Street”). State Street is a Massachusetts trust company located at One Lincoln Street, Boston, MA 02111.

Independent Registered Public Accounting Firm

Ernst & Young LLP (the “Auditor”), with offices located at One Manhattan West, New York, New York 10001, serves as the Fund’s independent registered public accounting firm.

Custodian

The Fund’s securities and cash are held under a custody agreement between the Fund and UBS Trust Company of Puerto Rico, pursuant to which UBS Trust Company of Puerto Rico serves as custodian for the Fund’s assets (in such capacity, the “Custodian”). As compensation for its custody services, the Custodian receives a fee as agreed from time to time with the Fund; such fee is at a rate customarily paid to other custodians for the provision of similar services. The Custodian may retain the services of a sub-custodian, which may be its affiliate. The Fund has retained JPMorgan Chase Bank, N.A. to perform certain custody functions for the Fund. The fee paid to the Custodian for the fiscal year ended December 31, 2021, was $16,871.

Transfer Agent and Registrar

Pursuant to the terms of the Transfer Agency, Registrar, and Shareholder Servicing Agreement between the Fund and UBS Trust Company of Puerto Rico, the latter is responsible for maintaining a register of the Shares for holders of record and opening and maintaining Shareholder accounts (in such capacity, the “Transfer Agent”). As compensation for its transfer agency, registrar, dividend disbursing and shareholder services, the Transfer Agent receives a fee as agreed from time to time with the Fund. Such fee is at a rate customarily paid to other transfer agents for the provision of similar services. The Transfer Agent may retain the services of a sub-transfer agent, which may be its affiliate. The fee paid to the Transfer Agent by the Fund for the fiscal year ended December 31, 2021 was $11,573.

Distributor

UBS Financial Services Inc. (the “Distributor”) serves as the distributor of the Shares. The Fund has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A Shares. Under the Plan, the Fund pays the Distributor a distribution and service fee, payable monthly, at the annual rate of 0.25% of the net assets attributable to the Class A Shares.

Under the Plan, the Distributor primarily uses the service fees to pay for shareholder servicing performed by the Distributor or financial intermediaries. The Distributor uses the distribution fees under the Plan to compensate sales personnel and financial intermediaries for selling Class A Shares and to offset the Fund’s marketing costs attributable to the Class A Shares, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses and telephone and other communications expenses. The Distributor and financial intermediaries compensate investment executives when Class A Shares are purchased by investors, as well as on an ongoing basis. The Distributor has adopted a Code of Ethics.

The Distributor acts as distributor of the Shares under a distribution agreement with the Fund (“Distribution Agreement”) which requires the Distributor to use its best efforts, consistent with its other business, in selling Shares. Shares are continuously offered. Payments by the Fund to compensate the Distributor for certain expenses incurred in connection with

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its activities in providing certain shareholder and account maintenance services are also authorized under the Distribution Agreement and made in accordance with the Plan.

The Plan and related agreement specify that the Fund must pay service and distribution fees to the Distributor for its activities regardless of whether or not the Distributor incurred the related expenses. Therefore, even if the Distributor’s expenses exceed the service or distribution fees it receives, the Fund will not be obligated to pay more than those fees. On the other hand, if the Distributor’s expenses are less than such fees, it will retain the full fees and realize a profit. The Plan will be submitted each year for approval by the Board, including a majority of the Independent Directors. Prior to July 31, 2021, the Fund had entered into an agreement with UBS Financial Services Incorporated of Puerto Rico, the Distributor’s predecessor, pursuant to which the Fund had paid a distribution and service fee at the annual rate of 0.25% of its net assets. For the year ended December 31, 2021, including the period prior to the Fund’s registered under the 1940 Act on May 14, 2021, the Fund paid an aggregate amount of $220,777 in distribution and service fees.

Information on Sales Charges and Distribution Related Expenses

The Distributor acts as the Fund’s sole distributor. Set forth below is information on sales charges (including any contingent deferred sales charges (“CDSCs”)) received by the Fund, including the amounts paid to affiliates of the Manager (“affiliates”) for the periods shown.

For the Fiscal Year Ended December 31,	Gross Sales Charges Collected	Sales Charges Retained by the Distributor	Sales Charges Paid To Affiliates
2021	$88,594	$88,594	$88,594
2020	$188,000	$188,000	$188,000
2019	$137,709	$137,709	$137,709

Pricing of Shares

Computation of Offering Price Per Share

An illustration of the computation of the offering price of the Investor A Shares of each Fund based on the value of the Fund’s Investor A Shares’ net assets and the number of Investor A Shares outstanding on December 31, 2021, is set forth below.

Computation of Offering Price Per Share:	The Fund
Net Assets	$86,534,745
Number of Shares Outstanding	7,271,491
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$11.90
Sales Charge (3.75% of offering price; 3.90% of net asset value per share)	$0.46
Offering Price	$12.36

For more information about the valuation of the Fund’s Shares, see “Valuation” in the Prospectus.

Portfolio Transactions and Brokerage

The Fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer and in the case of securities issued by affiliated Puerto Rico investment companies, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they generally include a fixed amount of compensation to the underwriter.

For purchases or sales with broker-dealer firms that act as principal, the Investment Adviser seeks best execution. Although the Investment Adviser may receive certain research or execution services in connection with these transactions, it

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will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. The Investment Adviser may engage in agency transactions and riskless principal transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures designed to ensure that the transaction (including any applicable commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to the Investment Adviser’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by the Investment Adviser in advising other funds or accounts and, conversely, research services furnished to the Investment Adviser by brokers and dealers in connection with other funds or accounts that it advises may be used in advising the Fund.

Investment decisions for the Fund and for other investment accounts managed by the Investment Adviser, including other Puerto Rico investment companies, are made independently of each other in light of differing considerations for the various accounts. However, it is often the case that the same investment decision is made for the Fund and one or more other accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Fund and the other account(s) as to amount in a manner deemed equitable to the Fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the Fund.

The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the last three fiscal years:

	Brokerage Commissions Paid	Brokerage Commissions Paid to Affiliates and Affiliates of Affiliates
Fiscal year ended December 31, 2021	$0	$0
Fiscal year ended December 31, 2020	$0	$0
Fiscal year ended December 31, 2019	$0	$0

Tax Information

See “Dividends and Taxes” in the Fund’s Prospectus.

Beneficial Owners

Principal Shareholders

To the knowledge of the Fund, the following entities owned of record or beneficially 5% or more of a class of the Fund’s shares as of March 5, 2022.

Class	Stockholder Name and Address	Percentage Owned
Class A Shares	UBS FINANCIAL SERVICES INC. FBO UBS TRUST COMPANY OF PR AS TRUSTEE FOR PW INC IRA 250 MUNOZ RIVERA AVE PH-FL SAN JUAN PR 00918-1808	12.09%

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Proxy Voting Policies

[The Board has delegated to the Investment Adviser the responsibility to vote proxies for the Fund’s securities pursuant to the Investment Adviser’s proxy voting guidelines and procedures (the “Proxy Voting Policy”) and to the Subadviser (with respect to the US Portion) pursuant to the Subadviser’s proxy voting policies and procedures.

The Fund has adopted the Proxy Voting Policy to ensure that proxies are voted for the exclusive benefit and in the best economic interest of the shareholders. The Fund has retained Institutional Shareholder Services, Inc. (“ISS”), an independent proxy voting organization, to assist in the carrying out of its proxy voting responsibilities. ISS provides the Fund with the ISS U.S. Proxy Voting Guidelines and ISS Global Proxy Voting Guidelines (collectively the “ISS Guidelines”), as in effect from time to time. The ISS Guidelines were developed based on ISS’ experience analyzing a wide variety of proposals presented to shareholders for vote by publicly-held companies, and are periodically revised and updated by ISS.

A Proxy Voting Committee, comprised of representatives of the Fund, oversees and administers ISS Guidelines and ISS’ voting recommendations. As the Fund believes, based on its review of the ISS Guidelines, that such Guidelines are sound and consistent with its proxy voting policies, the Fund generally votes all proxies in accordance with the ISS Guidelines and specific ISS voting recommendations. The ISS Guidelines, as they may be amended from time to time, are treated as part of this Proxy Voting Policy and copies of the ISS Guidelines are available upon request. In the event that the Fund concludes that reliance on the ISS Guidelines and voting recommendations is no longer appropriate, the Fund shall retain another independent proxy voting service to provide it with similar services.

The Fund believes that voting proxies in accordance with the ISS Guidelines helps to ensure that it does not make specific voting decisions in situations where there may be a material conflict of interest between the interests of the Fund or any of its affiliates and those of a shareholder. In addition, because of the broad and diverse nature of the business of the Fund and its affiliated companies, it is not practical for the Fund to seek to identify all actual, potential, or material conflicts of interest with respect to every proxy voting matter. To ensure that the Fund does not make a voting decision for clients where a material conflict is present, in the event that the ISS Guidelines do not apply to, or ISS is not able to provide a recommendation on how to vote, the Fund may seek voting instructions from the majority of Independent Directors of the Board, vote securities in proportion to the votes cast by all other shareholders, retain another independent third party to make the voting decisions, or take such other steps as may be appropriate to resolve the conflict as determined by the Proxy Voting Committee in consultation with the Fund’s Legal Counsel.

The Fund may not vote proxies in certain circumstances, including but not limited to, situations where a) the securities are no longer held; b) the proxy or other relevant materials were not received in sufficient time to allow an appropriate analysis by ISS or to allow a vote to be cast by the voting deadline; or c) the Fund ISS concludes that the cost of voting the proxy will exceed the potential benefit.

The US Portion consists primarily of municipal bonds and other securities that do not issue proxies in the ordinary course. In the rare event that a municipal issuer were to issue a proxy or that the Subadviser were to receive a proxy issued by a fixed income security, the Subadviser would vote such proxy in the best interest of the Fund based on the Subadviser’s policies and procedures or vote the proxy with the consent, or based on the instructions, of the Fund or its representative. The Subadviser would then oversee the administration of the voting, ensure that records were maintained and provide the results to the Fund.

The Fund or a service provider on behalf of the Fund will maintain the following records for a period of at least six years:

i.        A copy of the Proxy Voting Policy and copies of the ISS Guidelines, as both may be amended from time to time, and copies of all ISS recommendations with respect to specific proxy votes;

ii.        Copies of proxy statements received regarding securities held by the Fund, unless these materials are available electronically through the SEC’s EDGAR system;

iii.        A record of each proxy vote cast on behalf of the Fund;

iv.        A copy of any internal documents created by the Fund that were material to making the decision how to vote proxies on behalf of clients; and

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v.        Each written request for information on how the Fund voted proxies and each written response by the Fund to oral or written requests for this information.

The Fund will provide to shareholders this Proxy Voting Policy and a record of how the Fund voted proxies, including the ISS Guidelines then in effect, promptly on request.

If applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2021, is available without charge, upon request, by calling 1-787-250-3600 or from the Fund’s website at [www.ubs.com/prfunds], and on the SEC’s website at http://www.sec.gov.]

Portfolio Holdings Disclosure Policies and Procedures

The Investment Adviser has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio securities. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Fund’s shareholders. As a general matter, the Fund will not disclose (or authorize its adviser, transfer agent, fund accountant, administrator, custodian or distributor) portfolio holdings information to any person or entity except as follows:

●

To persons providing services to the Fund who have a need to know such information in order to fulfill their obligations to the Fund, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, and research and trading services, and the Board;

●	In connection with periodic reports that are available to shareholders and the public;

●	Pursuant to a regulatory request or as otherwise required by law;

●	To persons approved in writing by the CCO; or

●	On the Fund’s website. A complete listing of the Fund’s holdings may be posted on the Fund’s website on a periodic basis. Holdings will be posted with an “as-of date.”

The Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period and in Form N-PORT, which is filed monthly with the SEC.

The Fund may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-PORT. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser. Personnel of the Investment Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings because that information is necessary in order for the Investment Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of the portfolio manager in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Transfer Agent, Accountant and Administrator. The transfer agent, accountant and administrator for the Fund have full daily access to the Fund’s portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Fund.

Custodians. Personnel of the Fund’s custodians have full daily access to the Fund’s portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Fund.

Independent Auditor. The Fund’s independent auditor and its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

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Counsel. The Fund’s counsel and counsel to the Fund’s Independent Directors have access to the Fund’s portfolio holdings in connection with the review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Investment Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures. The Fund’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

Financial Statements

The audited financial statements, financial highlights and notes thereto and the auditor’s report thereon, appearing in the Fund’s Annual Report for the fiscal year ended December 31, 2021 (the “Annual Report”) are incorporated by reference herein. The Annual Report includes presentation and disclosures set forth by Regulation S-X. The Fund’s shareholder reports may be obtained without charge by calling (787) 250-3600 or on the Fund’s website at www.ubs.com/prfunds. The information contained in, or that can be accessed through, the Fund’s website is not part of this SAI.

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Additional Information

Common Stock

The Shares have no preemptive or conversion rights. Each Share has equal voting, dividend, distribution, and liquidation rights. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the Shares can elect 100% of the directors then nominated for election if they choose to do so, and in such event, the holders of the remaining Shares will not be able to elect any directors.

Code of Ethics

The Board, on behalf of the Fund, the Investment Adviser and the Subadviser have each adopted a code of ethics in compliance with Rule 17j-1 of the 1940 Act (each a “Code of Ethics”). The Distributor also has adopted a Code of Ethics. Each Code of Ethics is designed to ensure, among other things, that all “Access Persons” conduct their personal securities transactions in a manner where shareholders’ interests are placed first and foremost, and consistent with the law. Access Persons generally include all directors and officers of the Fund, the Investment Adviser and Subadviser, as well as certain employees and control persons of the Fund, Investment Adviser, Subadviser, Distributor or principal underwriter (or any company in a controlled relationship to the Fund, Investment Adviser or Subadviser) who have access to information regarding the purchase or sale of securities by the Fund.

Each Code of Ethics requires Access Persons to comply with various requirements in connection with the securities transactions by Access Persons, including obtaining prior written approval before purchasing, selling or transferring any security, subject to certain exceptions listed in the Code of Ethics. Each Code of Ethics identifies specific transaction which Access Persons are prohibited from executing. Each Code of Ethics also imposes on Access Persons certain confidentiality obligations, reporting obligations, limitations on outside business activities, and certain other obligations. Each Code of Ethics requires all Access Persons (other than Access Persons who are Independent Directors) to submit: (1) an initial and subsequently an annual holdings report disclosing all reportable securities owned by the Access Person and any reportable securities accounts maintained by the Access Person (initial holdings reports must be filed within ten days of becoming a Access Person, Independent Directors are not required to file this report); (2) quarterly reports of security investment transactions and new securities accounts; and (3) an annual certification that they have read and understand the Code of Ethics, that they have complied with its requirements during the preceding year, and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported. Interested Directors of the Fund have additional reporting requirements.

The Code of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov.

Counsel

The law firm of DLA Piper (Puerto Rico) LLC, located at Ochoa Building Suite 401, 500 de la Tanca Street, San Juan, Puerto Rico, serves as counsel to the Fund.

Shareholder Communication to the Board

The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to UBS Puerto Rico Funds c/o Luz Colon, 1000 Harbor Boulevard, Weehawken, NJ 07086 or electronically at: PuertoRicoFundsAC@ubs.com. Shareholder communication to the Board should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder and (c) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Fund and reported to the Board.

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APPENDIX A

RATINGS OF SECURITIES

Description of Moody’s Investors Service, Inc.’s (“Moody’s”)

Ratings: Moody’s Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1 Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.2

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The (sf) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspire to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

1 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.

2 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.* Note: For more information on long-term ratings assigned to obligations in default, please see the definition “Long-Term Credit Ratings for Defaulted or Impaired Securities” in the Other Definitions section of this publication. * By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Issue Credit Rating Definitions of Standard & Poor’s, a Division of the McGraw-Hill Companies, Inc. (“S&P”)

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;, and the promise we impute.

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C

Obligations rated ‘BB’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of Fitch Ratings’ (“Fitch”) Credit Ratings

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of rating default rates.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Corporate Finance Obligations — Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality.

‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative.

‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk.

‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk.

‘CC’: ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk.

‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.

Default is a real possibility.

RD: Restricted default.

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default.

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

PART C — OTHER INFORMATION

OTHER INFORMATION

Item 28. Exhibits

EXHIBIT
(a)(1)	—	Certificate of Incorporation of the Registrant (f/k/a Municipal Income Fund, Inc.), dated September 27, 2012 is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A, filed on August 30, 2021 (the “Registration Statement”).
(a)(2)	—	Certificate of Amendment of the Certificate of Incorporation of the Registrant, dated December 14, 2012 is incorporated herein by reference to the Registration Statement.
(b)	—	By-laws of the Registrant is incorporated herein by reference to the Registration Statement.
(c)	—	Relevant portions of the Certificate of Incorporation and By-laws.
(d)(1)	—	Form of Investment Advisory Contract between the Registrant and UBS Asset Managers of Puerto Rico (“UBS AMPR”), dated May 12, 2021, is filed herewith.
(d)(2)		Form of Investment Sub-Advisory Contract between the Registrant, UBS AMPR and Nuveen Asset Management, LLC, dated May 12, 2021, is filed herewith.
(e)	—	Form of Distribution Agreement between the Registrant and UBS Financial Services Inc., dated [•].**
(f)	—	Not applicable.
(g)(1)	—	Form of Amended and Restated Custody Agreement between the Registrant and UBS Trust Company of Puerto Rico (“UBSTCPR”), dated May 12, 2021, is filed herewith.
(g)(2)	—	Amended and Restated Sub-Custodian Agreement between the Registrant and UBSTCPR, dated [•].**
(g)(3)	—	Transfer Agency, Registrar, and Shareholder Service Agreement dated [•], 2021, between the Registrant and [•] (the “Transfer Agency Agreement”).**
(h)(1)	—	Amended and Restated Administration Agreement (the “Administration Agreement”) between Registrant and UBSTCPR, dated [•].**
(h)(2)	—	Expense Limitation and Reimbursement Agreement between Registrant and [•], dated [•], 2022.**
(i)	—	Opinion of DLA Piper LLC.**
(j)(1)		Consent of [•].**
(j)(2)	—	Consent of [•].**
(k)	—	Not applicable.
(l)	—	Not applicable.
(m)	—	Rule 12b-1 Plan, dated November 12, 2021 is incorporated herein by reference to the Registration Statement of Short Term Investment Fund for Puerto Rico Residents, Inc. (File No. 333-259157), filed on November 12, 2021 (the “STIF Registration Statement”).
(n)	—	Rule 18f-3 Plan is incorporated herein by reference to the STIF Registration Statement.
(o)	—	Reserved.
(p)(1)	—	Code of Ethics of the Registrant.**
(p)(2)	—	Code of Ethics of UBS Financial Services Inc. (the “Distributor”) is filed herewith.
(p)(3)	—	Code of Ethics of UBSAMPR is incorporated herein by reference to the STIF Registration Statement.
(q)	—	Power of Attorney, dated November 12, 2021, is filed herewith.

**	To be filed by amendment.

Item 29. Person Controlled or Under Common Control With Registrant

The Registrant does not control and is not under common control with any other person.

Item 30. Indemnification

The Fund has obtained directors’ and officers’ liability insurance for its directors and officers. The Fund’s certificate of incorporation contains a provision that exempts directors from personal liability for monetary damages to the Fund or its shareholders for violations of the duty of care, to the fullest extent permitted by the Puerto Rico General Corporation Law. The Fund has also agreed to indemnify its directors and officers for certain liabilities to the fullest extent permitted by Puerto Rico law. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Funds or their shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Item 31. Business and Other Connections of Investment Adviser

UBS AMPR, a division of UBS Trust Company of Puerto Rico, acts as investment adviser to the Registrant. UBS AMPR serves as investment adviser or co-investment adviser to other open-end and closed-end management investment companies. The description of UBS AMPR provided in the body of this Registration Statement on Form N-1A under the heading “Management, Advisory and Other Service Arrangements” is incorporated by reference herein.

Information as to the directors and officers of UBS AMPR, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of UBS AMPR in the last two years, is included in UBS AMPR’s application for registration as an investment adviser on Form ADV (File No. 801-120846) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

Item 32. Principal Underwriters

(a) UBS Financial Services Inc. acts as the principal underwriter or placement agent, as applicable, for each of the following open-end and closed-end registered investment companies, including the Registrant:

Puerto Rico Short Term Investment Fund for Puerto Rico Residents, Inc.,

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.,

Tax Free Fund for Puerto Rico Residents, Inc.,

Tax Free Fund II for Puerto Rico Residents, Inc.,

Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.,

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.,

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.,

Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.,

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.,

Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.,

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.,

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.,

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.,

Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.

Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.

Multi-Select Securities Fund for Puerto Rico Residents

US Mortgage Backed & Income Fund for Puerto Rico Residents, Inc.

Puerto Rico Residents Bond Fund I

Puerto Rico Residents Tax-Free Fund, Inc.

Puerto Rico Residents Tax-Free Fund II, Inc.

Puerto Rico Residents Tax-Free Fund III, Inc.

Puerto Rico Residents Tax-Free Fund IV, Inc.

Puerto Rico Residents Tax-Free Fund V, Inc.

Puerto Rico Residents Tax-Free Fund VI, Inc.

(b) Set forth below is information concerning each director and officer of UBS Financial Services Inc. The principal business address of each such person is 1200 Harbor Boulevard, Weehawken, NJ 07086.

Name	Positions and Offices with Underwriter	Position and Offices with Fund

Sanborn Mark

Molinaro Samuel

Naratil Thomas

Mattone Ralph

Chandler Jason

Newcomb Catherine A.

Mattus Steven

Torres Sara

Forschino Brian

Francomano Lisa

Milgraum Sheryl

Grassmann Cheryl

Nayman Laurence

Hession Mina

Collins Virgil Chip

Pinero George

McKibben Charles

Connors John

Newcomb Catherine A.

Mattone Ralph

Tholl Tolinski Jaclyn

Hollowell Douglas

Heckler Margaret

Dugan Kristen

Boylan Paul

Chandler Jason

Director

Director

Chairman of the Board

Director

Director

Director

Director

Assistant Treasurer and Associate Director

Assistant Treasurer

Registered Investment Advisor Chief Compliance Officer

Assistant Secretary and Director

Assistant Secretary and Associate Director

Assistant Treasurer

Secretary

Assistant Treasurer

Interim BSA/AML Officer

Assistant Treasurer

Assistant Secretary and Executive Director

Chief Operating Officer and Managing Director

Chief Financial Officer

FCM Chief Compliance Officer

General Counsel

Assistant Secretary and Director

Chief Compliance Officer

Treasurer and Director

President and Group Managing Director

None None None None None None None None None None None None None None None None None None None None None None None None None None

Item 33. Location of Accounts and Records

Omitted pursuant to Instruction 3 of Item 33 of Form N-1A.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of San Juan, and Commonwealth of Puerto Rico, on the 21st day of March, 2022.

U.S. MONTHLY INCOME FUND FOR PUERTO RICO
RESIDENTS, INC.

/s/ Carlos V. Ubiñas
Carlos V. Ubiñas, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ CARLOS V. UBIÑAS Carlos V. Ubiñas	Director, Chairman of the Board and President (Principal Executive Officer)	March 21, 2022

/s/ LESLIE HIGHLEY, JR. Leslie Highley, Jr.	Senior Vice President and Treasurer (Principal Financial and Accounting Officer)	March 21, 2022

/s/ AGUSTIN CABRER*	Director
Agustin Cabrer

/s/ VICENTE J. LEÓN*	Director
Vicente J. León

/s/ CARLOS NIDO*	Director
Carlos Nido

/s/ LUIS M. PELLOT*	Director
Luis M. Pellot

/s/ CLOTILDE PÉREZ*	Director
Clotilde Pérez*

/s/ JOSÉ J. VILLAMIL*	Director
José J. Villamil*

By*:	/s/ Liana Loyola
Liana Loyola
Attorney-in-Fact
March 21, 2022

EXHIBIT INDEX

Exhibit	Name

(d)(1)	Form of Investment Advisory Contract.
(d)(2)	Form of Investment Sub-Advisory Contract.
(g)(1)	Form of Amended and Restated Custody Agreement.
(p)(2)	Code of Ethics of UBS Financial Services Inc.
(q)	Powers of Attorney.